                                                                    EXHIBIT 10.5



                                CREDIT AGREEMENT


                         Dated as of December 10, 1998


                                     among


                              JUST FOR FEET, INC.,
                                  as Borrower,


                      Certain Subsidiaries and Affiliates,
                                 as Guarantors,


                           THE LENDERS NAMED HEREIN,


                                 COMPASS BANK,
                            as Documentation Agent,

                           FIRST UNION NATIONAL BANK,
                              MARINE MIDLAND BANK,
                             SOUTHTRUST BANK, N.A.
                                      and
                            SUNTRUST BANK, ATLANTA,
                                 as Co-Agents,


                                      AND


                               NATIONSBANK, N.A.,
                            as Administrative Agent

                               TABLE OF CONTENTS

SECTION 1 DEFINITIONS.....................................................
          -----------
      1.1 Definitions.....................................................
          -----------
      1.2 Computation of Time Periods.....................................
          ---------------------------
      1.3 Accounting Terms................................................
          ----------------

SECTION 2 CREDIT FACILITIES...............................................
          -----------------
      2.1 Revolving Loans.................................................
          ---------------
      2.2 Letter of Credit Subfacility....................................
          ----------------------------
      2.3 Swingline Loan Subfacility......................................
          --------------------------

SECTION 3 OTHER PROVISIONS RELATING TO CREDIT FACILITIES..................
          ----------------------------------------------
      3.1 Default Rate....................................................
          ------------
      3.2 Extension and Conversion........................................
          ------------------------
      3.3 Prepayments.....................................................
          -----------
      3.4 Termination and Reduction of Commitments........................
          ----------------------------------------
      3.5 Fees............................................................
          ----
      3.6 Capital Adequacy................................................
          ----------------
      3.7 Inability To Determine Interest Rate............................
          ------------------------------------
      3.8 Illegality......................................................
          ----------
      3.9 Requirements of Law.............................................
          -------------------
     3.10 Taxes...........................................................
          -----
     3.11 Indemnity.......................................................
          ---------
     3.12 Pro Rata Treatment..............................................
          ------------------
     3.13 Sharing of Payments.............................................
          -------------------
     3.14 Payments, Computations, Etc.....................................
          ----------------------------
     3.15 Evidence of Debt................................................
          ----------------
     3.16 Replacement of Lenders..........................................
          ----------------------

SECTION 4 GUARANTY........................................................
          --------
      4.1 The Guarantee...................................................
          -------------
      4.2 Obligations Unconditional.......................................
          -------------------------
      4.3 Reinstatement...................................................
          -------------
      4.4 Certain Additional Waivers......................................
          --------------------------
      4.5 Remedies........................................................
          --------
      4.6 Rights of Contribution..........................................
          ----------------------
      4.7 Continuing Guarantee............................................
          --------------------

SECTION 5 CONDITIONS......................................................
          ----------
      5.1 Conditions to Closing...........................................
          ---------------------
      5.2 Conditions to All Extensions of Credit..........................
          --------------------------------------

SECTION 6 REPRESENTATIONS AND WARRANTIES..................................
          ------------------------------
      6.1 Financial Condition.............................................
          -------------------

      6.2 No Changes or Restricted Payments...............................
          ---------------------------------
      6.3 Organization; Existence; Compliance with Law....................
          --------------------------------------------
      6.4 Power; Authorization; Enforceable Obligations...................
          ---------------------------------------------
      6.5 No Legal Bar....................................................
          ------------
      6.6 No Material Litigation..........................................
          ----------------------
      6.7 No Default......................................................
          ----------
      6.8 Ownership of Property; Liens....................................
          ----------------------------
      6.9 Intellectual Property...........................................
          ---------------------
     6.10 Taxes...........................................................
          -----
     6.11 ERISA...........................................................
          -----
     6.12 Governmental Regulations, Etc...................................
          -----------------------------
     6.13 Subsidiaries....................................................
          ------------
     6.14 Purpose of Extensions of Credit.................................
          -------------------------------
     6.15 Environmental Matters...........................................
          ---------------------
     6.16 Year 2000 Compliance............................................
          --------------------

SECTION 7 AFFIRMATIVE COVENANTS...........................................
          ---------------------
      7.1 Financial Statements............................................
          --------------------
      7.2 Certificates; Other Information.................................
          -------------------------------
      7.3 Notices.........................................................
          -------
      7.4 Payment of Obligations..........................................
          ----------------------
      7.5 Conduct of Business and Maintenance of Existence................
          ------------------------------------------------
      7.6 Maintenance of Property; Insurance..............................
          ----------------------------------
      7.7 Inspection of Property; Books and Records; Discussions..........
          ------------------------------------------------------
      7.8 Environmental Laws..............................................
          ------------------
      7.9 Financial Covenants.............................................
          -------------------
     7.10 Administrative Fees.............................................
          -------------------
     7.11 Additional Guaranties and Stock Pledges.........................
          ---------------------------------------
     7.12 Ownership of Subsidiaries.......................................
          -------------------------
     7.13 Use of Proceeds.................................................
          ---------------
     7.14 Year 2000 Compatibility.........................................
          -----------------------

SECTION 8 NEGATIVE COVENANTS..............................................
          ------------------
      8.1 Indebtedness....................................................
          ------------
      8.2 Liens...........................................................
          -----
      8.3 Consolidation, Merger, Sale or Purchase of Assets, etc..........
          ------------------------------------------------------
      8.4 Advances, Investments and Loans.................................
          -------------------------------
      8.5 Transactions with Affiliates....................................
          ----------------------------
      8.6 Ownership of Equity Interests...................................
          -----------------------------
      8.7 Fiscal Year.....................................................
          -----------
      8.8 Prepayments of Indebtedness, etc................................
          ---------------------------------
      8.9 Restricted Payments.............................................
          -------------------

     8.10 Sale Leasebacks.................................................
          ---------------
     8.11 Limitations on Restricted Actions...............................
          ---------------------------------
     8.12 No Further Negative Pledges.....................................
          ---------------------------

SECTION 9 EVENTS OF DEFAULT...............................................
          -----------------
      9.1 Events of Default...............................................
          -----------------
      9.2 Acceleration; Remedies..........................................
          ----------------------

SECTION 10 AGENCY PROVISIONS..............................................
           -----------------
      10.1 Appointment....................................................
           -----------
      10.2 Delegation of Duties...........................................
           --------------------
      10.3 Exculpatory Provisions.........................................
           ----------------------
      10.4 Reliance on Communications.....................................
           --------------------------
      10.5 Notice of Default..............................................
           -----------------
      10.6 Non-Reliance on Administrative Agent and Other Lenders.........
           ------------------------------------------------------
      10.7 Indemnification................................................
           ---------------
      10.8 Administrative Agent in its Individual Capacity................
           -----------------------------------------------
      10.9 Successor Administrative Agent.................................
           ------------------------------

SECTION 11 MISCELLANEOUS..................................................
           -------------
      11.1 Notices........................................................
           -------
      11.2 Right of Set-Off...............................................
           ----------------
      11.3 Benefit of Agreement...........................................
           --------------------
      11.4 No Waiver; Remedies Cumulative.................................
           ------------------------------
      11.5 Payment of Expenses, etc.......................................
           ------------------------
      11.6 Amendments, Waivers and Consents...............................
           --------------------------------
      11.7 Counterparts...................................................
           ------------
      11.8 Headings.......................................................
           --------
      11.9 Survival.......................................................
           --------
     11.10 Governing Law; Submission to Jurisdiction; Venue...............
           ------------------------------------------------
     11.11 Severability...................................................
           ------------
     11.12 Entirety.......................................................
           --------
     11.13 Binding Effect; Termination....................................
           ---------------------------
     11.14 Confidentiality................................................
           ---------------
     11.15 Source of Funds................................................
           ---------------
     11.16 Conflict.......................................................
           --------

                                   SCHEDULES

Schedule 2.1(a)     Lenders and Commitments
Schedule 2.1(b)(i)  Form of Notice of Borrowing
Schedule 2.1(e)     Form of Revolving Note
Schedule 2.2(b)-1   Existing Letters of Credit
Schedule 2.2(b)-2   Form of Notice of Request for Standby Letter of Credit
Schedule 2.2(b)-3   Form of Notice of Request for Trade Letter of Credit
Schedule 3.2        Form of Notice of Extension/Conversion
Schedule 5.1(e)(v)  Form of Officer's Certificate
Schedule 6.6        Description of Legal Proceedings
Schedule 6.8        Existing Liens
Schedule 6.13            Subsidiaries
Schedule 7.2        Form of Officer's Compliance Certificate
Schedule 7.11            Form of Joinder Agreement
Schedule 8.1        Indebtedness
Schedule 8.4        Existing Investments
Schedule 8.5        Existing Agreements with Affiliates
Schedule 11.1            Lenders and Addresses
Schedule 11.3(b)    Form of Assignment and Acceptance

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT dated as of December 10, 1998 (the "Credit
                                                               ------
Agreement"), is by and among JUST FOR FEET, INC., a Delaware corporation (the
---------
"Borrower"), the subsidiaries and affiliates of the Borrower identified on the
---------
signature pages hereto and such other subsidiaries and affiliates of the Borrower as may from time to time become Guarantors hereunder in accordance with the provisions hereof (the "Guarantors"), the lenders named herein and such
                            ----------
other lenders as may become a party hereto (the "Lenders"), COMPASS BANK, as
                                                 -------
Documentation Agent, FIRST UNION NATIONAL BANK, MARINE MIDLAND BANK, SOUTHTRUST BANK, N.A. and SUNTRUST BANK, ATLANTA, as Co-Agents, and NATIONSBANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").
                                             --------------------

                              W I T N E S S E T H

     WHEREAS, the Borrower has requested that the Lenders provide a $200 million credit facility for the purposes hereinafter set forth;

     WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrower on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1
                                  DEFINITIONS
                                  -----------

     1.1  Definitions.
          -----------

          As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

          "Additional Credit Party" means each Person that becomes a Guarantor
           -----------------------
     after the Closing Date by execution of a Joinder Agreement.

          "Administrative Agent" shall have the meaning assigned to such term in
           --------------------
     the heading hereof, together with any successors or assigns.

          "Administrative Agent's Fee Letter" means that certain letter
           ---------------------------------
     agreement, dated as of October 6, 1998, between the Administrative Agent and the Borrower, as amended, modified, supplemented or replaced from time to time.

          "Administrative Agent's Fees" shall have the meaning assigned to such
           ---------------------------
     term in Section 3.5(c).

          "Affiliate" means, with respect to any Person, any other Person (i)
           ---------
     directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the equity interest in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, Harold Ruttenburg (and members of his immediate family, including any trust for the benefit of any member of his immediate family) shall not be deemed an Affiliate of the Borrower.

          "Agency Services Address" means NationsBank, N.A., NC1-001-15-04, 101
           -----------------------
     North Tryon Street, Charlotte, North Carolina 28255, Attn: Agency Services, or such other address as may be identified by written notice from the Administrative Agent to the Borrower.

          "Aggregate Revolving Committed Amount" means the aggregate amount of
           ------------------------------------
     Revolving Commitments in effect from time to time, being initially TWO HUNDRED MILLION DOLLARS ($200,000,000).

          "Anniversary Date" shall have the meaning assigned to such term in
           ----------------
     Section 2.1(g).

          "Applicable Percentage" means for any day, the rate per annum set
           ---------------------
     forth below opposite the applicable Consolidated Fixed Charge Coverage Ratio then in effect, it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", (ii) Eurodollar Loans shall be the percentage set forth under the column "Eurodollar Margin and Standby Letter of Credit Fee",
     (iii) the Standby Letter of Credit Fee shall be the percentage set forth under the column "Eurodollar Margin and Standby Letter of Credit Fee", (iv) the Trade Letter of Credit Fee shall be the percentage set forth under the column "Trade Letter of Credit Fee", and (v) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

                                                              Eurodollar
                                                                Margin
                       Consolidated                              and
                       Fixed Charge                         Standby Letter      Trade Letter
     Pricing             Coverage          Base Rate          of Credit          of Credit         Commitment
      Level                Ratio             Margin              Fee                Fee                Fee
      -----                -----             ------              ---                ---                ---
        I   less than  or equal to 2.00       0.25%              1.75%             0.75%              0.375%
       II   greater than 2.00                 0.00%              1.50%             0.60%              0.300%
            but less than or equal to 2.50
       III  greater than 2.50                  0.00%             1.25%              0.45%              0.250%
            but less than or equal to 3.00
       IV   greater than 3.00                 0.00%              1.00%             0.30%              0.250%

     The Applicable Percentage shall be determined and adjusted quarterly on the date (each a "Rate Determination Date") five (5) Business Days after the
                   -----------------------
     date by which the annual and quarterly compliance certificates and related financial statements and information are required in accordance with the provisions of Sections 7.1(a) and (b) and Section 7.2(b), as appropriate; provided that:
     --------

               (i) the initial Applicable Percentages shall be based on Pricing Level II and shall remain in effect at such Pricing Level until the first Rate Determination Date to occur after the Closing Date, and

               (ii) in the event an annual or quarterly compliance certificate and related financial statements and information are not delivered timely to the Agency Services Address by the date required by Sections 7.1(a) and (b) and Section 7.2(b), as appropriate, the Applicable Percentages shall be based on Pricing Level I until such time as an appropriate compliance certificate and related financial statements and information are delivered, whereupon the applicable Pricing Level shall be adjusted based on the information contained in such compliance certificate and related financial statements and information.

     Each Applicable Percentage shall be effective from a Rate Determination Date until the next such Rate Determination Date. The Administrative Agent shall determine the appropriate Applicable Percentages in the pricing matrix promptly upon receipt of the quarterly or annual compliance certificate and related financial information and shall promptly notify the Borrower and the Lenders of any change thereof. Such determinations by the Administrative Agent shall be conclusive absent manifest error. Adjustments in the Applicable Percentages shall be effective as to existing Extensions of Credit as well as new Extensions of Credit made thereafter.

          "Asset Disposition" means (i) the sale, lease or other disposition of
           -----------------
     any property or asset by any member of the Consolidated Group (including the disposition of the capital stock of Subsidiaries), other than any such sale permitted by Sections 8.3(b), and (ii) receipt by any member of the Consolidated Group of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their property or assets.

          "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United
           ---------------
     States Code, as amended, modified, succeeded or replaced from time to time.

          "Bankruptcy Event" means, with respect to any Person, the occurrence
           ----------------
     of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

          "Base Rate" means, for any day, the rate per annum (rounded upwards,
           ---------
     if
     necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1%
                                                                 ----
     or (b) the Prime Rate in effect on such day. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

          "Base Rate Loan" means any Loan bearing interest at a rate determined
           --------------
     by reference to the Base Rate.

          "Borrower" means Just For Feet, Inc., a Delaware corporation, as
           --------
     referenced in the opening paragraph, its successors and permitted assigns.

          "Business Day" means a day other than a Saturday, Sunday or other day
           ------------
     on which commercial banks in Atlanta, Georgia, Charlotte, North Carolina, Birmingham, Alabama or New York, New York are authorized or required by law to close, except that, when used in connection with a Eurodollar Loan, such
               ------ ----
     day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London, England.

          "Capital Lease" means, as applied to any Person, any lease of any
           -------------
     Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

          "Capital Lease Obligation" means the capital lease obligations
           ------------------------
     relating to a Capital Lease determined in accordance with GAAP.

          "Cash Equivalents" means (a) securities issued or directly and fully
           ----------------
     guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, or (ii) any domestic commercial bank of recognized standing (y) having capital and surplus in excess of $500,000,000 and (z) whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved
                                                                  --------
     Bank"), in each case with maturities of not more than 270 days from the
     ----
     date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by a Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) obligations of any State of the United States or any political subdivision thereof, the interest with respect to which is exempt from federal income taxation under Section 103 of the Internal Revenue Code, having a long term rating of at least AA- or Aa-3 by S&P or Moody's, respectively, and maturing within three years from the date of acquisition thereof, (f) Investments in municipal auction preferred stock
     (i) rated AAA (or the equivalent thereof) or better by S&P or Aaa (or the equivalent thereof) or better by Moody's and (ii) with dividends that reset at least once every 365 days and (g) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $100,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (f).

          "Change of Control" means the occurrence of any of the following
           -----------------
     events: (i) other than Harold Ruttenburg (and members of his immediate family), any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 25% or more of the combined voting power of all Voting Stock of the Borrower, or (ii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the

     Borrower then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

          "Closing Date" means the date hereof.
           ------------

          "Commitment" means the Revolving Commitment, the LOC Commitment and
           ----------
     the Swingline Commitment.

          "Commitment Fee" shall have the meaning given such term in Section
           --------------
     3.5(a).

          "Commitment Percentage" means the Revolving Commitment Percentage.
           ---------------------

          "Commitment Period" means the period from and including the Closing
           -----------------
     Date to but not including the earlier of (i) the Termination Date, or (ii) the date on which the Commitments terminate in accordance with the provisions of this Credit Agreement.

          "Consolidated EBITDAR" means for any period for the Consolidated
           --------------------
     Group, the sum of Consolidated EBITDA plus lease and rent expense, in each
                                           ----
     case on a consolidated basis determined in accordance with GAAP applied on an consistent basis. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Capitalization" means as of any date for the
           ---------------------------
     Consolidated Group, the sum of Consolidated Net Worth plus Consolidated
                                                           ----
     Funded Debt.

          "Consolidated EBITDA" means for any period for the Consolidated Group,
           -------------------
     the sum of Consolidated Net Income plus Consolidated Interest Expense plus
                                        ----                               ----
     all provisions for any Federal, state or other domestic and foreign income taxes plus depreciation and amortization, in each case on a consolidated
           ----
     basis determined in accordance with GAAP applied on a consistent basis, but excluding for purposes hereof extraordinary gains and losses and related tax effects thereon. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Fixed Charge Coverage Ratio" means for any period, the
           ----------------------------------------
     ratio of Consolidated EBITDAR to Consolidated Fixed Charges.

          "Consolidated Fixed Charges" means for any period for the Consolidated
           --------------------------
     Group, the sum of Consolidated Interest Expense (but only to the extent paid in cash) plus lease and rental expense, in each case on a consolidated
                   ----
     basis determined in
     accordance with GAAP applied on an consistent basis. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Funded Debt" means Funded Debt of the Consolidated Group
           ------------------------
     determined on a consolidated basis in accordance with GAAP applied on a consistent basis.

          "Consolidated Funded Debt to Capitalization Ratio" means, as of the
           ------------------------------------------------
     last day of any fiscal quarter, the ratio of Consolidated Funded Debt on such day to Consolidated Capitalization on such day.

          "Consolidated Group" means the Borrower and its consolidated
           ------------------
     subsidiaries, as determined in accordance with GAAP.

          "Consolidated Interest Expense" means for any period for the
           -----------------------------
     Consolidated Group, all interest expense, including the amortization of debt discount and premium and the interest component under Capital Leases, in each case on a consolidated basis determined in accordance with GAAP applied on a consolidated basis. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

          "Consolidated Leverage Ratio" means, as of the last day of any fiscal
           ---------------------------
     quarter, the ratio of Consolidated Funded Debt on such day to Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

          "Consolidated Net Income" means for any period for the Consolidated
           -----------------------
     Group, net income on a consolidated basis determined in accordance with GAAP applied on a consistent basis, but excluding for purposes of determining the Consolidated Leverage Ratio and Consolidated Fixed Charge Coverage Ratio (i) any extraordinary gains or losses and related tax effects thereon and (ii) the cumulative effect of the change in accounting for store pre-opening expense for 1998 up to $2,000,000. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

          "Consolidated Net Worth" means, as of any date for the Consolidated
           ----------------------
     Group, shareholders' equity or net worth as determined in accordance with GAAP.

          "Consolidated Tangible Net Worth" means, as of any date for the
           -------------------------------
     Consolidated Group, Consolidated Net Worth minus intangible assets, in each
                                                -----
     case as determined in accordance with GAAP.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any material agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          "Credit Documents" means a collective reference to this Credit
           ----------------
     Agreement, the Notes, the LOC Documents, the Pledge Agreement, each Joinder Agreement, the Administrative Agent's Fee Letter, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

          "Credit Party" means any of the Borrower and the Guarantors.
           ------------

          "Debt Transaction" means, with respect to any member of the
           ----------------
     Consolidated Group, any sale, issuance or placement of Funded Debt, whether or not evidenced by promissory note or other written evidence of indebtedness, except for Funded Debt permitted to be incurred pursuant to
     Section 8.1 (other than Subordinated Debt permitted to be incurred pursuant to Section 8.1(i)).

          "Default" means any event, act or condition which with notice or lapse
           -------
     of time, or both, would constitute an Event of Default.

          "Defaulting Lender" means, at any time, any Lender that, at such time,
           -----------------
     (i) has failed to make an Extension of Credit required pursuant to the terms of this Credit Agreement, (ii) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of the Credit Agreement or any other of the Credit Documents, or (iii) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar proceeding.

          "Dollars" and "$" means dollars in lawful currency of the United
           -------       -
     States of America.

          "Domestic Credit Party" means any Credit Party which is incorporated
           ---------------------
     or organized under the laws of any State of the United States or the District of Columbia.

          "Domestic Subsidiary" means any Subsidiary which is incorporated or
           -------------------
     organized under the laws of any State of the United States or the District of Columbia.

          "Environmental Laws" means any and all lawful and applicable Federal,
           ------------------
     state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

          "Equity Transaction" means, with respect to any member of the
           ------------------
     Consolidated Group, any issuance of shares of its capital stock or other equity interest, other than an issuance (i) to a member of the Consolidated Group, (ii) in connection with a conversion of debt securities to equity or
     (iii) in connection with exercise by a present or former employee, officer, consultant or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA Affiliate" means an entity which is under common control with
           ---------------
     any Credit Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Borrower and which is treated as a single employer under Sections 414(b) or (c) of the Internal Revenue Code.

          "ERISA Event" means (i) with respect to any Plan, the occurrence of a
           -----------
     Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan;
     (vi) the complete or partial withdrawal of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (vii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

          "Eurodollar Loan" means any Loan bearing interest at a rate determined
           ---------------
     by reference to the Eurodollar Rate.

          "Eurodollar Rate" means, for the Interest Period for each Eurodollar
           ---------------
     Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate determined pursuant to the following formula:

          Eurodollar Rate  =                  Interbank Offered Rate
                                    --------------------------------
                         1 - Eurodollar Reserve Percentage

          "Eurodollar Reserve Percentage" means for any day, that percentage
           -----------------------------
     (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined), whether or not Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Event of Default" means such term as defined in Section 9.1.
           ----------------

          "Existing Letters of Credit" means those Letters of Credit outstanding
           --------------------------
     on the Closing Date and identified on Schedule 2.2(b)-1.
                                           -----------------

          "Extension of Credit" means, as to any Lender, the making of, or
           -------------------
     participation in, a Loan by such Lender or the issuance or extension of, or participation in, a Letter of Credit.

          "Extension Consent" shall have the meaning assigned to such term in
           -----------------
     Section 2.1(g).

          "Extension Consent Date" shall have the meaning assigned to such term
           ----------------------
     in Section 2.1(g).

          "Fees" means all fees payable pursuant to Section 3.5.
           ----

          "Federal Funds Rate" means, for any day, the rate of interest per
           ------------------
     annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (A) if such day is not a Business Day, the Federal Funds Rate
     --------
     for such day shall be such rate on such transactions on the next preceding Business Day and (B) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

          "Foreign Credit Party" means a Credit Party which is not a Domestic
           --------------------
     Credit Party.

          "Foreign Subsidiary" means a Subsidiary which is not a Domestic
           ------------------
Subsidiary.

          "Funded Debt" means, with respect to any Person, without duplication,
           -----------
     (i) all Indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all purchase money Indebtedness (including for purposes hereof, indebtedness and obligations described in clauses (iii) and (iv) of the definition of "Indebtedness") of such Person, including without limitation the principal portion of all obligations of such Person under Capital Leases, (iv) all Support Obligations of such Person with respect to Funded Indebtedness of another Person, (v) the maximum available amount of all standby letters of credit or acceptances issued or created for the account of such Person, (vi) all Funded Debt of another Person secured by a Lien on any Property of such Person, whether or not such Funded Indebtedness has been assumed, provided that for purposes hereof the amount of such Funded
                   --------
     Debt shall be limited to the greater of (A) the amount of such Funded Debt as to which there is recourse to such Person and (B) the fair market value of the property which is subject to the Lien, (vii) the outstanding attributed principal amount under any securitization transaction, and
     (viii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Funded Debt of any Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Funded Debt.

          "GAAP" means generally accepted accounting principles in the United
           ----
     States applied on a consistent basis and subject to the terms of Section
     1.3 hereof.

          "Governmental Authority" means any Federal, state, local or foreign
           ----------------------
     court or governmental agency, authority, instrumentality or regulatory body.

          "Guarantor" means each of those other Persons identified as a
           ---------
     "Guarantor" on the signature pages hereto, and each other Person which may hereafter become a Guarantor by execution of a Joinder Agreement, together with their successors and permitted assigns.

          "Guaranteed Obligations" means, as to each Guarantor, without
           ----------------------
     duplication, (i) all obligations of the Borrower (including interest accruing after a Bankruptcy Event, regardless of whether such interest is allowed as a claim under the Bankruptcy Code) to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or the other Credit Documents, and (ii) all liabilities and obligations, whenever arising, owing from the Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement relating to Obligations hereunder.

          "Hedging Agreements" means any interest rate protection agreement or
           ------------------
     foreign currency exchange agreement between the Borrower and any Lender, or any Affiliate of a Lender.

          "Indebtedness" of any Person means (i) all obligations of such Person
           ------------
     for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (v) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, provided that for purposes
                                                    --------
     hereof the amount of such

     Indebtedness shall be limited to the greater of (A) the amount of such Indebtedness as to which there is recourse to such Person and (B) the fair market value of the property which is subject to the Lien, (vii) all Support Obligations of such Person, (viii) the principal portion of all obligations of such Person under Capital Leases, (ix) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements (including, but not limited to, the Hedging Agreements), (x) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (xi) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (xii) the outstanding attributed principal amount under any securitization transaction and (xiii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Indebtedness.

          "Interbank Offered Rate" means, for the Interest Period for each
           ----------------------
     Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the rate of interest, determined by the Administrative Agent on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), appearing on Telerate Page 3750 (or, if, for any reason, Telerate Page 3750 is not available, the Reuters Screen LIBO Page) as of approximately 11:00 A.M. (London time) two (2) Business Days before the first day of such Interest Period. As used herein, "Telerate Page 3750" means the display designated as page 3750 by Dow Jones Markets, Inc. (or such other page as may replace such page on that service for the purpose of displaying the British Bankers Association London interbank offered rates) and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

          "Interest Payment Date" means (i) as to any Base Rate Loan, the last
           ---------------------
     day of each March, June, September and December, the date of repayment of principal of such Loan and the Termination Date and (ii) as to any Eurodollar Loan and Swingline Loan, the last day of each Interest Period for such Loan, the date of repayment of principal of such Loan and the Termination Date, and in addition where the applicable Interest Period is more than three months, then also on the date three months from the beginning of the Interest Period, and each three months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day (except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day).

          "Interest Period" means (i) as to any Eurodollar Loan, a period of
           ---------------
     one, two, three or six months' duration, as the Borrower may elect, commencing in each case on the date of the borrowing (including conversions, extensions and renewals) and (ii) as to any Swingline Loan, a period of such duration, not to exceed 30 days, as the Borrower may request and the Swingline Lender may agree in accordance with the provisions of
     Section 2.3(b)(i), commencing in each case, on the date of borrowing; provided, however, (A) if any Interest Period would end on a day which is
     --------  -------
     not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Termination Date, and (C) in the case of Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
     amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Internal Revenue Code shall be construed also to refer to any successor sections.

          "Invested Amount" shall have the meaning given such term in the
           ---------------
     definition of Attributed Principal Amount.

          "Investment", in any Person, means any loan or advance to such Person,
           ----------
     any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of, or equity interest in, such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any Support Obligation incurred for the benefit of such Person.

          "Issuing Lender" means (a) in the case of Standby Letters of Credit,
           --------------
     NationsBank, (b) in the case of Trade Letters of Credit, Marine Midland Bank, its affiliates or such other Lender as to which the Borrower may request and such Lender shall agree, and (c) in the case of Existing Letters of Credit, the Lender identified as the issuer on Schedule 2.2(b)-1.
                                            -----------------

          "Issuing Lender Fees" shall have the meaning assigned to such term in
           -------------------
     Section 3.5(b)(ii).

          "Joinder Agreement" means a Joinder Agreement substantially in the
           -----------------
     form of Schedule 7.11 hereto, executed and delivered by an Additional
             -------------
     Credit Party in accordance with the provisions of Section 7.11.

          "Lenders" means each of the Persons identified as a "Lender" on the
           -------
     signature pages hereto, and their successors and assigns.

          "Letter of Credit" means an Existing Letter of Credit, a Standby
           ----------------
     Letter of Credit or a Trade Letter of Credit, as appropriate.

          "Letter of Credit Fees" means the Standby Letter of Credit Fee and the
           ---------------------
     Trade Letter of Credit Fee.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

          "Loan" or "Loans" means the Revolving Loans and/or Swingline Loans.
           ----      -----

          "LOC Commitment" means the Standby LOC Commitment and the Trade LOC
           --------------
     Commitment.

          "LOC Committed Amount" means, collectively, the aggregate amount of
           --------------------
     all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.2(a) and, individually, the amount of each Lender's LOC Commitment as specified in Schedule 2.1(a).
                                                            ---------------

          "LOC Documents" means, with respect to any Letter of Credit, such
           -------------
     Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents

     (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

          "LOC Obligations" means, at any time, the sum of Standby LOC
           ---------------
     Obligations plus Trade LOC Obligations.
                 ----

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
     condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Consolidated Group taken as a whole, (ii) the ability of the Credit Parties taken as a whole to perform any material obligation under the Credit Documents to which it is a party or (iii) the rights and remedies of the Lenders under the Credit Documents.

          "Materials of Environmental Concern" means any gasoline or petroleum
           ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Moody's" means Moody's Investors Service, Inc., or any successor or
           -------
     assignee of the business of such company in the business of rating securities.

          "Multiemployer Plan" means a Plan which is a multiemployer plan as
           ------------------
     defined in Sections 3(37) or 4001(a)(3) of ERISA.

          "Multiple Employer Plan" means a Plan which the Borrower, any
           ----------------------
     Subsidiary of the Borrower or any ERISA Affiliate and at least one employer other than the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate are contributing sponsors.

          "NationsBank" means NationsBank, N.A. and its successors.
           -----------

          "Net Proceeds" means gross cash proceeds (including any cash received
           ------------
     by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received in connection with an Asset Disposition, Equity Transaction or Debt Transaction, net of (i) reasonable transaction costs, including in the case of an Equity Transaction or a Debt Transaction, underwriting discounts and commissions and in the case of an Asset Disposition occurring in connection with a claim under an insurance policy, costs incurred in connection with adjustment and settlement of the claim, (ii) estimated taxes payable in connection therewith, and (iii) in the case of an Asset Disposition or Debt Transaction, any amounts payable in respect of Funded Debt, including without limitation principal, interest, premiums and penalties, which is secured by, or otherwise related to, any property or asset which is the subject thereof to the extent that such Funded Debt and any payments in respect thereof are paid with a portion of the proceeds therefrom.

          "Non-Excluded Taxes" means such term as is defined in Section 3.10.
           ------------------

          "Note" or "Notes" means any Revolving Note.
           ----      -----

          "Notice of Borrowing" means a written notice of borrowing in
           -------------------
     substantially the form of Schedule 2.1(b)(i), as required by Section
                               ------------------
     2.1(b)(i).

          "Notice of Extension/Conversion" means a written notice of extension
           ------------------------------
     or conversion in substantially the form of Schedule 3.2, as required by
                                                ------------
     Section 3.2.

          "Obligations" means, collectively, the Revolving Loans, Swingline
           -----------
     Loans and the LOC Obligations.

          "Operating Lease" means, as applied to any Person, any lease
           ---------------
     (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

          "Participation Interest" means the purchase by a Lender of a
           ----------------------
     participation in LOC Obligations as provided in Section 2.2(c), in Swingline Loans as provided in Section 2.3(b)(iii) and in Loans as provided in Section 3.13.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
     pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

          "Permitted Investments" means Investments which are either (i) cash
           ---------------------
     and Cash Equivalents; (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in Schedule 8.4, (v) Support Obligations permitted by Section 8.1;
              ------------
     (vi) acquisitions permitted by Section 8.3(c)(ii); (vii) transactions permitted by Section 8.5, (viii) loans to employees, directors or officers in connection with the award of convertible bonds or stock under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement in the aggregate not to exceed $1,000,000

     (calculated on the exercise price for any such shares) in the aggregate at any time outstanding; (ix) other advances or loans to employees, directors, officers or agents not to exceed $1,000,000 in the aggregate at any time outstanding; (x) advances or loans to customers or suppliers that do not exceed $1,000,000 in the aggregate at any one time outstanding, (xi) Investments by one Credit Party in and to another Credit Party and (xii) other loans, advances and investments of a nature not contemplated in the foregoing subsections in an amount not to exceed $1,000,000 in the aggregate at any time outstanding.

          "Permitted Liens" means:
           ---------------

          (i) Liens in favor of the Administrative Agent on behalf of the Lenders; and

          (ii) Liens in favor of a Lender or an Affiliate of a Lender pursuant to a Hedging Agreement permitted hereunder, but only (A) to the extent such Liens secure obligations under such agreements permitted under
          Section 8.1, (B) to the extent such Liens are on the same collateral as to which the Lenders also have a Lien and (C) if such provider and the Lender shall share pari passu in the collateral subject to such
                                 ---- -----
          Liens; and

          (iii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof); and

          (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only
                                           --------
          amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof); and

          (v) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by the Borrower and its Subsidiaries in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); and

          (vi) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall,
                                    --------
          within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay; and

          (vii) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes; and

          (viii) Liens securing purchase money and sale/leaseback Indebtedness (including Capital Leases) to the extent permitted under Sections 8.1(c) or (d), provided that any such Lien attaches only to the
                         --------
          Property financed or leased and such Lien attaches thereto concurrently with or within 90 days after the acquisition thereof in connection with the purchase money transactions and within 30 days after the closing of any sale/leaseback transaction; and

          (ix) leases or subleases granted to others not interfering in any material respect with the business of any member of the Consolidated Group; and

          (x) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement; and

          (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and

          (xii) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 8.4; and

          (xiii) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions; and

          (xiv)  Liens existing as of the Closing Date and set forth on Schedule
                                                                        --------
          6.8; provided that (a) no such Lien shall at any time be extended to
          ---  --------
          or cover any Property other than the Property subject thereto on the Closing Date and (b) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced.

          "Person" means any individual, partnership, joint venture, firm,
           ------
     corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

          "Plan" means any employee benefit plan (as defined in Section 3(3) of
           ----
     ERISA) which is covered by ERISA and with respect to which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

          "Pledge Agreement" means the Pledge Agreement dated as of the Closing
           ----------------
     Date given by the Borrower and the other pledgors identified therein to NationsBank, N.A., as Administrative Agent, to secure the obligations hereunder, as amended and modified.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
     from time to time by NationsBank as its prime rate in effect at its principal office in Charlotte, North Carolina, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by NationsBank in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by NationsBank to any debtor).

          "Pro Forma Basis" means, with respect to any Transaction, that such
           ---------------
     Transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such Transaction with respect to which the Administrative Agent and the Lenders have received the officer's certificate in accordance with the provisions of Section 7.2(b). As used herein, "Transaction" means (i), the incurrence of Subordinated Debt as referred to in Section 8.1(i), (ii) any sale or other disposition of assets as referred to in Section 8.3(b), (iii) any acquisition of capital stock or securities or any purchase, lease or other acquisition of property as referred to in Section 8.3(c), (iv) the prepayment, redemption, defeasance or acquisition for value of other Indebtedness as referred to in Section 8.8, or (v) the making of any Restricted Payment as referred to in Section 8.9.

          "Property" means any interest in any kind of property or asset,
           --------
     whether real, personal or mixed, or tangible or intangible.

          "Receivables" means any right of payment from or on behalf of any
           -----------
     obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale or financing by a member of the Consolidated Group or merchandise or services, and monies due thereunder, security in the merchandise and services financed thereby, records related thereto, and the right to payment of any interest or finance charges and other obligations with respect thereto, proceeds from claims on insurance policies related thereto, any other proceeds related thereto, and any other related rights.

          "Register" shall have the meaning given such term in Section 11.3(c).
           --------

          "Regulation T, U or X" means Regulation T, U or X, respectively, of
           --------------------
     the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Release" means any spilling, leaking, pumping, pouring, emitting,
           -------
     emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Materials of Environmental Concern).

          "Reportable Event" means any of the events set forth in Section
           ----------------
     4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

          "Required Lenders" means, at any time, Lenders having more than fifty
           ----------------
     percent (50%) of the Commitments, or if the Commitments have been terminated, Lenders having more than fifty percent (50%) of the aggregate principal amount of the Obligations outstanding (taking into account in each case Participation Interests or obligation to participate therein); provided that the Commitments of, and outstanding principal amount of
     --------
     Obligations (taking into account Participation Interests therein) owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

          "Requirement of Law" means, as to any Person, the certificate of
           ------------------
     incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

          "Responsible Officer" means the Chief Financial Officer, the
           -------------------
     Controller and any Vice President.

          "Restricted Payment" means (i) any dividend or other distribution,
           ------------------
     direct or indirect, on account of any shares of any class of stock now or hereafter outstanding, except (A) a dividend payable solely in shares of that class to the holders of that class and (B) dividends and other distributions payable to a Credit Party, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock now or hereafter outstanding and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock now or hereafter outstanding.

          "Revolving Commitment" means, with respect to each Lender, the
           --------------------
     commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding of up to such Lender's Commitment Percentage of the Aggregate Revolving Committed Amount as specified in Schedule
                                                                 --------
     2.1(a), as such amount may be reduced from time to time in accordance with
     ------
     the provisions hereof.

          "Revolving Commitment Percentage" means, for each Lender, a fraction
           -------------------------------
     (expressed as a decimal) the numerator of which is the Revolving Commitment of such Lender at such time and the denominator of which is the Aggregate Revolving Committed Amount at such time. The initial Revolving Commitment Percentages are set out on Schedule 2.1(a).
                                ---------------

          "Revolving Committed Amount" means, collectively, the aggregate amount
           --------------------------
     of all of the Revolving Commitments and, individually, the amount of each Lender's Revolving Commitment as specified in Schedule 2.1(a).
                                                   ---------------

          "Revolving Loans" shall have the meaning assigned to such term in
           ---------------
     Section 2.1(a).

          "Revolving Note" or "Revolving Notes" means the promissory notes of
           --------------      ---------------
     the Borrower in favor of each of the Lenders evidencing the Revolving Loans and the Swingline Loans in substantially the form attached as Schedule
                                                                   --------
     2.1(e), individually or collectively, as appropriate, as such promissory
     ------
     notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw
           ---
     Hill,

     Inc., or any successor or assignee of the business of such division in the business of rating securities.

          "Single Employer Plan" means any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

          "Standby Letter of Credit" means any standby letter of credit issued
           ------------------------
     by the Issuing Lender for the account of the Borrower in accordance with the terms of Section 2.2 as such letter of credit may be amended, modified, extended, renewed or replaced from time to time.

          "Standby Letter of Credit Fee" shall have the meaning assigned to such
           ----------------------------
     term in Section 3.5(b)(i).

          "Standby LOC Commitment" means the commitment of the Issuing Lender to
           ----------------------
     issue, and to honor payment obligations under, Standby Letters of Credit hereunder and with respect to each Lender, the commitment of each Lender to purchase participation interests in the Standby Letters of Credit up to such Lender's LOC Committed Amount as specified in Schedule 2.1(a), as such
                                                        ---------------
     amount may be reduced from time to time in accordance with the provisions hereof.

          "Standby LOC Obligations" means, at any time, the sum of (i) the
           -----------------------
     maximum amount which is, or at any time thereafter may become, available to be drawn under Standby Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Standby Letters of Credit plus (ii) the aggregate amount of all drawings under
                       ----
     Standby Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

          "Subject Properties" shall have the meaning assigned to such term in
           ------------------
     Section 6.15(a).

          "Subordinated Debt" means any Indebtedness of a member of the
           -----------------
     Consolidated Group which by its terms is expressly subordinated in right of payment to the prior payment of the obligations under the Credit Agreement and the other Credit Documents on terms and conditions and evidenced by documentation satisfactory to the Required Lenders.

          "Subsidiary" means, as to any Person, (a) any corporation more than
           ----------
     50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% of the voting interests at any time. Unless otherwise identified, "Subsidiary" or "Subsidiaries" shall mean Subsidiaries of the Borrower.

          "Support Obligations" means, with respect to any Person, without
           -------------------
     duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Support Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Support Obligation is made.

          "Swingline Commitment" means the commitment of the Swingline Lender to
           --------------------
     make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount and the commitment of the Lenders to purchase participation interests in the Swingline Loans up to their respective Revolving Commitment Percentage as provided in Section 2.3(b)(iii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

          "Swingline Committed Amount" means the amount of the Swingline
           --------------------------
     Lender's Commitment as specified in Section 2.3(a).

          "Swingline Lender" means NationsBank or its successor.
           ----------------

          "Swingline Loan" means a swingline revolving loan made by the
           --------------
     Swingline Lender pursuant to the provisions of Section 2.3.

          "Termination Date" means December 10, 2001, or if extended with the
           ----------------
     written consent of each of the Lenders, such later date as to which the Termination Date may be extended.

          "Trade Letter of Credit" means any trade, documentary or merchandise
           ----------------------
     letter of credit issued by the Issuing Lender for the account of the Borrower in accordance with the terms of Section 2.2 as such letter of credit may be amended, modified, extended, renewed or replaced from time to time.

          "Trade Letter of Credit Fee" shall have the meaning assigned to such
           --------------------------
     term in Section 3.5(b)(ii).

          "Trade LOC Commitment" means the commitment of the Issuing Lender to
           --------------------
     issue, and to honor payment obligations under, Trade Letters of Credit hereunder and with respect to each Lender, the commitment of each Lender to purchase participation interests in the Trade Letters of Credit up to such Lender's Trade LOC Committed Amount as specified in Schedule 2.1(a), as
                                                         ---------------
     such amount may be reduced from time to time in accordance with the provisions hereof.

          "Trade LOC Committed Amount" shall have the meaning assigned to such
           --------------------------
     term in Section 2.2(a).

          "Trade LOC Obligations" means, at any time, the sum of (i) the maximum
           ---------------------
     amount which is, or at any time thereafter may become, available to be drawn under Trade Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Trade Letters of Credit plus (ii) the aggregate amount of all drawings under Trade Letters
            ----
     of Credit honored by the Issuing Lender but not theretofore reimbursed.

          "Voting Stock" means, with respect to any Person, capital stock issued
           ------------
     by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

     1.2      Computation of Time Periods.
              ---------------------------

     For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     1.3      Accounting Terms.
              ----------------

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 hereof (or, prior to the delivery of the first financial statements pursuant to Section 7.1 hereof, consistent with the annual audited financial statements referenced in
Section 6.1(i) hereof); provided, however, if (a) the Borrower shall object to
                        --------  -------
determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.

     It is further acknowledged and agreed that, except as expressly provided otherwise, for purposes of determining the Applicable Percentage and compliance with the financial covenants in Section 7.9 (and compliance therewith on a Pro Forma Basis), in the case of acquisitions and dispositions which have occurred during the applicable period to the extent permitted hereunder, adjustments shall be made to take into account historical performance relating thereto during such applicable period prior to the date of such acquisition or disposition, and the effect of any Indebtedness paid with proceeds from a disposition.


                                   SECTION 2
                               CREDIT FACILITIES
                               -----------------

     2.1      Revolving Loans.
              ---------------

     (a) Revolving Commitment.  During the Commitment Period, subject to the
         --------------------
terms and conditions hereof, each Lender severally agrees to make revolving credit loans (the "Revolving Loans") to the Borrower from time to time in the
                   ---------------
amount of such Lender's Revolving Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; provided that (i) with regard to the
                                        --------
Lenders collectively, the aggregate principal amount of Obligations outstanding at any time shall not exceed the Aggregate Revolving Committed Amount, and (ii) with regard to each Lender individually, such Lender's Revolving Commitment Percentage of Obligations outstanding at any time shall not exceed such Lender's Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

     (b)  Revolving Loan Borrowings.
          -------------------------

          (i) Notice of Borrowing.  The Borrower shall request a Revolving Loan
              -------------------
     borrowing by written notice (or telephone notice promptly confirmed in writing) to the Administrative Agent not later than 11:30 A.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing in the case of Base Rate Loans, and not later than 1:00 P.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

          (ii)    Minimum Amounts.  Each Revolving Loan shall be in a minimum
                  ---------------
     aggregate principal amount of $5,000,000, in the case of Eurodollar Loans, or $1,000,000 (or the remaining Revolving Committed Amount, if less), in the case of Base Rate Loans, and integral multiples of $1,000,000 in excess thereof.

          (iii)   Advances.     Each Lender will make its Revolving
                  --------
     Commitment Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower, or in such other manner as the Administrative Agent may specify in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

     (c) Repayment.  The principal amount of all Revolving Loans shall be due
         ---------
and payable in full on the Termination Date.

     (d) Interest.  Subject to the provisions of Section 3.1,
         --------

          (i)  Base Rate Loans.  During such periods as Revolving Loans shall be
               ---------------
     comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Base Rate plus the
                                                                    ----
     Applicable Percentage;

          (ii) Eurodollar Loans. During such periods as Revolving Loans shall be
               ----------------
     comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Eurodollar Rate plus
                                                                          ----
     the Applicable Percentage.

Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

     (e) Revolving Notes.  The Revolving Loans shall be evidenced by a duly
         ---------------
executed Revolving Note in favor of each Lender.

     (f) Maximum Number of Eurodollar Loans.  The Borrower will be limited to a
         ----------------------------------
maximum number of ten (10) Eurodollar Loans outstanding at any time. For purposes hereof, Eurodollar Loans with separate or different Interest Periods will be considered as separate Eurodollar Loans even if their Interest Periods expire on the same date.

     (g) Extension of Termination Date.  The Borrower may, within 60 days, but
         -----------------------------
not less than 45 days, prior to the first and second anniversary date of the Closing Date (each such anniversary date being referred to as an "Anniversary
                                                                  -----------
Date"), by notice to the Administrative Agent, make written request of the
----
Lenders to extend the Termination Date for an additional period of one year.
The Administrative Agent will give prompt notice to each of the Lenders of its receipt of any such request for extension of the Termination Date. Each Lender shall make a determination not later than 30 days prior to the then applicable Anniversary Date (the "Extension Consent Date") as to whether or not it will
                       ----------------------
agree to extend the Termination Date as requested (such approval of an extension shall be an "Extension Consent"); provided, however, that failure by any Lender
             -----------------    --------  -------
to make a timely response to the Borrower's request for extension of the Termination Date shall be deemed to constitute a refusal by such Lender to extension of the Termination Date.

     (h) Lender Not Consenting.  If by any Extension Consent Date the Borrower
         ---------------------
and the Administrative Agent have not received an Extension Consent from any Lender, the Termination Date, as it relates to such Lender, shall not be extended, the Commitment of such Lender shall terminate on the Termination Date applicable to it and any Loans made by such Lender and all accrued and unpaid interest thereon shall be due and payable on such Termination Date. Upon the termination of the Commitment of any such Lender, unless this Agreement is amended as provided in Subsections 2.1(j) or 2.1(k), the aggregate amount of the Commitments shall be reduced by the amount of such terminated Commitment, and the

Revolving Commitment Percentage of each other Lender shall be adjusted to that percentage obtained by dividing the Commitment of such Lender by the aggregate amount of the Commitments after giving effect to such reduction as provided in the definition of "Revolving Commitment Percentage".

     (i) Other Lenders.  No refusal by any one Lender to consent to any
         -------------
extension of the Termination Date shall affect the extension of the Termination Date as it may relate to the Commitment and Loans of any Lender which consents to such extension as provided in Subsection 2.1(g), and one or more Lenders may consent to the extension of the Termination Date as it relates to them notwithstanding any refusal by any other Lenders so to consent; provided that
                                                                --------
even as to the consenting Lenders the Termination Date will be extended only upon consent to such an extension by Lenders holding more than 50% of the aggregate Commitments outstanding at the time of the request for extension.

     (j) Increase in Commitment of Other Lender or Lenders.  If any Lender does
         -------------------------------------------------
not deliver an Extension Consent as provided in Subsection 2.1(g), upon the expiration of the Commitment of such Lender, the Borrower may offer each Lender which has delivered an Extension Consent as provided in Subsection 2.1(g) a reasonable opportunity to increase its Commitment by an amount equal to its pro-rata share (based on its Commitment before such increase) of the Commitment of the Lender which does not deliver an Extension Consent as provided in Subsection 2.1(g). After giving such Lenders such an opportunity, the Borrower may with the approval of the Administrative Agent amend this Agreement to increase the Commitment of any other Lender or Lenders with the consent of such Lender or Lenders provided that such increase does not increase the aggregate amount of the Commitments to an amount greater than the aggregate amount of Commitments in effect immediately before such expiration or termination.

     (k) Additional Lender or Lenders.  If any Lender does not deliver an
         ----------------------------
Extension Consent as provided in Section 2.1(g), upon the expiration of the Commitment of such Lender, the Borrower may with the approval of the Administrative Agent amend this Agreement as provided in Subsections 11.3 and
11.6 to add one or more other Lenders as parties, with such Commitment or Commitments as may be agreed to by the Administrative Agent and such other Lender or Lenders, provided that such additions do not increase the aggregate amount of the Commitments to an amount greater than the aggregate amount of Commitments in effect immediately before such expiration or termination.

     (l) Notice.  The Administrative Agent shall promptly provide each of the
         ------
Lenders with a copy of any amendment made pursuant to Subsection 2.1(j) or Subsection 2.1(k).

     2.2      Letter of Credit Subfacility.
              ----------------------------

     (a) Issuance.  During the Commitment Period, subject to the terms and
         --------
conditions hereof and of the LOC Documents, if any, and such other terms and conditions which the Issuing Lender may reasonably require, the Issuing Lender shall issue, and the Lenders shall participate in, such Letters of Credit as the Borrower may request for its own account or for the account of another Credit Party as provided herein, in a form acceptable to the Issuing Lender, for the purposes hereinafter set forth; provided that (i) the aggregate amount of LOC
                                --------
Obligations shall not exceed TWENTY-FIVE MILLION DOLLARS ($25,000,000) at any time (the "LOC Committed Amount"), (ii) the aggregate amount of Trade LOC
           --------------------
Obligations shall not exceed TWENTY MILLION DOLLARS ($20,000,000) at any time (the "Trade LOC Committed Amount"), (iii) with regard to the Lenders
      --------------------------
collectively, the aggregate principal amount of Obligations outstanding at any time shall not exceed the Aggregate Revolving Committed Amount, and (iv) with regard to each Lender individually, such Lender's Revolving Commitment Percentage of Obligations outstanding at any time shall not exceed such Lender's Revolving Committed Amount. Standby Letters of Credit issued hereunder shall not have an original expiry date more than one year from the date of issuance or extension, and Trade Letters of Credit issued hereunder shall not have an original expiry date more than 180 days from the date of issuance or extension. No Letter of Credit issued hereunder shall have an expiry date, whether as originally issued or by extension, extending beyond the Termination Date. Each Letter of Credit shall comply with the related LOC Documents, except in the case of any discrepancies in documents delivered in connection with a Trade Letter of Credit which are waived by the Borrower. The issuance date of each Letter of Credit shall be a Business Day except in the case of an issuance of Trade Letters of Credit by an overseas affiliate of the Issuing Lender.

     (b) Notice and Reports.  Except for those Letters of Credit described on
         ------------------
Schedule 2.2(b)-1 which shall be issued on the Closing Date, the request for the
-----------------
issuance of a Letter of Credit shall be submitted by the Borrower to the Issuing Lender at least three (3) Business Days prior to the requested date of issuance (or such shorter period as may be agreed by the Issuing Lender) in the case of Standby Letters of Credit and at least one (1) Business Day prior to the requested date of issuance in the case of Trade Letters of Credit. A form of Notice of Request for Standby Letter of Credit is attached as Schedule 2.2(b)-2
                                                              -----------------
and a form of Notice of Request for Trade Letter of Credit is attached as
Schedule 2.2(b)-3.  The Issuing Lender will provide to the Administrative Agent
-----------------
at least monthly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, in form and substance acceptable to the Administrative Agent. In addition, the Issuing Lender will provide to the Administrative Agent for dissemination to the Lenders at least quarterly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, including, among other things, the Credit Party for whose account the Letter of Credit is issued, the beneficiary, the face amount, and the expiry date. The Issuing Lender will provide copies of the Letters of Credit to the Administrative Agent and the Lenders promptly upon request.

     (c) Participation.  Each Lender, with respect to the Existing Letters of
         -------------
Credit, hereby purchases a participation interest in such Existing Letters of Credit, and with respect to Letters of Credit issued on or after the Closing Date, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the applicable Issuing Lender in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

     (d) Reimbursement.  In the event of any drawing under any Letter of Credit,
         -------------
the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a Revolving Loan in the amount of the drawing as provided in subsection (e) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus the sum of (i) the Applicable Percentage and (ii) two percent (2%). The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's pro rata share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time) otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

     (e) Repayment with Revolving Loans.  On any day on which the Borrower shall
         ------------------------------
have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of Section 2.1(b)(i) with respect thereto) shall be immediately made to the Borrower by all Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based on the respective Commitment Percentages
                         --- ----
of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with
         ---------------
the minimum amount for advances of Revolving Loans otherwise required hereunder,
(ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any Credit Party), then each such Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such participation in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that in the event such
                                              --------
payment is not made on the day of drawing, such Lender shall pay in addition to the Issuing Lender interest on the amount of its unfunded Participation Interest at a rate equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate, and thereafter at the Base Rate.

     (f) Designation of other Credit Parties as Account Parties.
         ------------------------------------------------------
Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.2(a) hereof, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Credit Party, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

     (g) Renewal, Extension.  The renewal or extension of any Letter of Credit
         ------------------
shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

     (h) Uniform Customs and Practices.  The Issuing Lender may have the Letters
         -----------------------------
of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and
               ---
deemed in all respects to be a part thereof.

     (i) Indemnification; Nature of Issuing Lender's Duties.
         --------------------------------------------------

          (i) In addition to its other obligations under this Section 2.2, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").
                                       ----------------

          (ii) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

          (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

          (iv) Nothing in this subsection (i) is intended to limit the reimbursement obligations of the Borrower contained in subsection (d) above. The obligations of the

     Borrower under this subsection (i) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

          (v) Notwithstanding anything to the contrary contained in this subsection (i), the Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender
     (A) arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

     (j) Responsibility of Issuing Lender. It is expressly understood and agreed
         --------------------------------
that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section
5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing
                                                 --------  -------
set forth in this Section 2.2 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.2 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

     (k) Conflict with LOC Documents.  In the event of any conflict between this
         ---------------------------
Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

     2.3  Swingline Loan Subfacility.
          --------------------------

     (a) Swingline Commitment. Subject to the terms and conditions hereof and in
         --------------------
reliance upon the representations and warranties set forth herein, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans requested by the Borrower in Dollars to the Borrower (each a "Swingline
                                                                    ---------
Loan" and, collectively, the "Swingline Loans") from time to time from the
----
Closing Date until the Termination Date for the purposes hereinafter set forth; provided, however, (i) the aggregate principal amount of Swingline Loans
-----------------
outstanding at any time shall not exceed TEN MILLION DOLLARS ($10,000,000) (the "Swingline Committed Amount"), and (ii) with regard to the Lenders collectively,
---------------------------
the aggregate principal amount of Obligations outstanding at any time shall not exceed the

Aggregate Revolving Committed Amount. Swingline Loans hereunder shall be made as Base Rate Loans, and may be repaid or reborrowed in accordance with the provisions hereof.

     (b)  Swingline Loan Advances.
          -----------------------

          (i) Notices; Disbursement. Whenever the Borrower desires a Swingline
              ---------------------
     Loan advance hereunder it shall give written notice (or telephonic notice promptly confirmed in writing) to the Swingline Lender not later than 1:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business Day) and (C) the principal amount of and Interest Period for the Swingline Loan advance requested. Each Swingline Loan shall have such maturity date as the Swingline Lender and the Borrower shall agree upon receipt by the Swingline Lender of any such notice from the Borrower. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the Borrower by 3:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing.

          (ii) Minimum Amounts. Each Swingline Loan advance shall be in a
               ---------------
     minimum principal amount of $100,000 and in integral multiples of $50,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

          (iii) Repayment of Swingline Loans.  The principal amount of
                ----------------------------
     all Swingline Loans shall be due and payable on the earlier of (A) the maturity date agreed to by the Swingline Lender and the Borrower with respect to such Loan (which maturity date shall not be a date more than thirty (30) Business Days from the date of advance thereof) or (B) the Termination Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall be deemed to have been
            --------  -------
     given one Business Day prior to the Termination Date and on the date of the occurrence of any Event of Default described in Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (I) the amount of such borrowing may not comply
              ---------------
     with the minimum amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 5.2 are then satisfied, (III) whether a Default or an

     Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participation Interests in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to Section 3.4), provided that (A) all interest payable on the Swingline Loans
           --------
     shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is purchased and (B) at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrower in accordance with the terms of subsection (c)(ii) below, interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to the Federal Funds Rate.

     (c)  Interest on Swingline Loans.
          ---------------------------

     Subject to the provisions of Section 3.1, each Swingline Loan shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 365 days) equal to the Base Rate. Interest on Swingline Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein), unless accelerated sooner pursuant to Section 9.2.

     (d) Swingline Note. The Swingline Loans shall be evidenced by the Revolving
         --------------
Note.


                                   SECTION 3
                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES
                 ----------------------------------------------

  3.1  Default Rate.
       ------------

  Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base Rate).

  3.2  Extension and Conversion.
       ------------------------

  Subject to the terms of Section 5.2, the Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as provided in Section 3.8, Eurodollar Loans
--------  -------
may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Default or Event of Default is in existence on the date of extension or conversion, (iii) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in
                      ---------------
such minimum amounts as provided in Section 2.1(b)(ii) , and (iv) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephone notice promptly confirmed in writing) to the Administrative Agent prior to 1:00 P.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (a) through (e) of Section 5.2. In the event the Borrower fails to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

  3.3 Prepayments.
      -----------

  (a)  Voluntary Prepayments.  Revolving Loans may be repaid in whole or in part
       ---------------------
without premium or penalty; provided that (i) the Borrower shall give
                            --------
written notice
thereof to the Administrative Agent prior to 11:30 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the prepayment of Base Rate Loans, and prior to 1:00 P.M. (Charlotte, North Carolina time) on the third Business Day prior to, in the case of the prepayment of Eurodollar Loans, the date of the prepayment, (ii) prepayments of Eurodollar Loans must be accompanied by payment of any amounts owing under Section 3.11, and (iii) partial prepayments shall be minimum principal amounts of $5,000,000, in the case of Eurodollar Loans, and $1,000,000, in the case of Base Rate Loans, and in integral multiples of $1,000,000 in excess thereof.

   (b) Mandatory Prepayments. If at any time, (A) the aggregate principal amount
       ---------------------
of Obligations shall exceed the Aggregate Revolving Committed Amount, (B) the aggregate amount of LOC Obligations shall exceed the LOC Committed Amount, (C) the aggregate amount of Trade LOC Obligations shall exceed the Trade LOC Committed Amount or (D) the aggregate amount of Swingline Loans shall exceed the Swingline Committed Amount, the Borrower shall immediately make payment on the Revolving Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate the deficiency.

   (c) Application. Unless otherwise specified by the Borrower, prepayments made
       -----------
hereunder shall be applied first to Swingline Loans, then to Revolving Loans which are Base Rate Loans, then to Revolving Loans which are Eurodollar Loans in direct order of Interest Period maturities and then to a cash collateral account to secure LOC Obligations. Amounts prepaid hereunder may be reborrowed in accordance with the provisions hereof.

   3.4   Termination and Reduction of Commitments
         ----------------------------------------

   (a)  Voluntary Reductions.  The Revolving Commitments may be terminated or
        --------------------
permanently reduced in whole or in part upon three (3) Business Days' prior written notice to the Administrative Agent, provided that (i) after giving
                                            --------
effect to any voluntary reduction the aggregate amount of Obligations shall not exceed the Aggregate Revolving Committed Amount, as reduced, and (ii) partial reductions shall be in a minimum principal amount of $5,000,000, and in integral multiples of $1,000,000 in excess thereof.

   (b)  Mandatory Reduction.
        -------------------

        (i) Asset Dispositions. The Revolving Commitments shall be permanently
            ------------------
     reduced in an amount equal to one hundred percent (100%) of the Net Proceeds received from Asset Dispositions to the extent (A) such Net Proceeds are not reinvested in similar property or assets within 12 months of the date of sale, lease, disposition, casualty, theft or loss which gave rise to the Asset Disposition, and (B) the aggregate amount of such Net Proceeds not reinvested in accordance with the foregoing subsection (A) shall exceed $5,000,000 in any fiscal year.

          (ii) Debt and Equity Transactions. The Revolving Commitments shall be
               ----------------------------
     permanently reduced in an amount equal to fifty percent (50%) of the Net Proceeds received from any Debt Transaction or Equity Transaction.

          (iii) Maximum Mandatory Reductions. Notwithstanding the foregoing
                ----------------------------
     provisions of this subsection (b), the mandatory commitment reduction under clauses (i) and (ii) above shall become inapplicable once the Aggregate Revolving Commitment Amount shall be permanently reduced to $100 million or less.

     (c) Termination. The Commitments hereunder shall terminate on the
         -----------
Termination Date.

  3.5   Fees.
        ----

     (a) Commitment Fee. In consideration of the Revolving Commitments
         --------------
hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a commitment fee (the "Commitment Fee") equal to
                                                      --------------
the Applicable Percentage per annum on the average daily unused amount of the Revolving Committed Amount for the applicable period. The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date. For purposes of computation of the Commitment Fee, Swingline Loans shall not be counted toward or considered usage under the Revolving Loan facility.

    (b)  Letter of Credit Fees.
         ---------------------

         (i)  Standby Letter of Credit Fee.  In consideration of the Standby LOC
              ----------------------------
     Commitment hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a fee (the "Standby Letter of
                                                              -----------------
     Credit Fee") equal to the Applicable Percentage per annum on the average
     ----------
     daily maximum amount available to be drawn under Standby Letters of Credit from the date of issuance to the date of expiration. The Standby Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date.

         (ii) Trade Letter of Credit Fee. In consideration of the Trade LOC
              --------------------------
     Commitment hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a fee (the "Trade Letter of
                                                              ---------------
     Credit Fee") equal to the
     ----------

     Applicable Percentage per annum on the average daily maximum amount available to be drawn under Trade Letters of Credit from the date of issuance to the date of expiration. The Trade Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date.

          (iii) Issuing Lender Fee.  In addition to the Standby Letter
                ------------------
     of Credit Fee and the Trade Letter of Credit Fee, the Borrower agrees to pay to the Issuing Lender for its own account without sharing by the other Lenders (A) a fronting and negotiation fee of 0.125% per annum on the average daily maximum amount available to be drawn under Standby Letters of Credit issued by it from the date of issuance to the date of expiration payable quarterly in arrears, (B) a fronting and negotiation fee of 0.10% on the maximum amount available to be drawn under Trade Letters of Credit issued by it payable in advance on the date of issuance, and (C) customary charges of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").
                                                       -------------------

     (c)  Administrative Agent's Fees.  The Borrower agrees to pay to the
          ---------------------------
Administrative Agent, for its own account, an annual administrative fee and such other fees, if any, referred to in the Administrative Agent's Fee Letter (collectively, the "Administrative Agent's Fees").
                          ---------------------------

     3.6  Capital Adequacy.
          ----------------

     If any Lender has determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

  3.7  Inability To Determine Interest Rate.
       ------------------------------------

  If prior to the first day of any Interest Period, the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter (which notice shall be withdrawn the Administrative Agent whenever such circumstances no longer exist). If such notice is given (a) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans and (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Base Rate Loans to Eurodollar Loans.

  3.8  Illegality.
       ----------

  Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrower and the Administrative Agent (which notice shall be withdrawn by such Lender whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.11.

  3.9  Requirements of Law.
       -------------------

  If, after the date hereof, the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing

Date (or, if later, the date on which such Lender becomes a Lender):

        (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any Eurodollar Loans made by it or its obligation to make Eurodollar Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for (i) Non-Excluded Taxes covered by Section 3.10 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under Section 3.10(b)) and (ii) changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof));

        (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

        (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Lender, through the Administrative Agent, in accordance herewith, the Borrower shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable, provided that, in any such case, the Borrower may elect to convert
            --------
the Eurodollar Loans made by such Lender hereunder to Base Rate Loans by giving the Administrative Agent at least one Business Day's notice of such election, in which case the Borrower shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.11. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Borrower, through the Administrative Agent, certifying (x) that one of the events described in this paragraph (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

  3.10  Taxes.
        -----

        (a) Except as provided below in this subsection, all payments made by the Borrower under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the overall net income of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes, imposed: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded
                                                                  ------------
     Taxes") are required to be withheld from any amounts payable to the
     -----
     Administrative Agent or any Lender hereunder or under any Notes, (A) the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, provided, however, that the Borrower
                                          --------  -------
     shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph
     (b) of this subsection whenever any Non-Excluded Taxes are payable by the Borrower, and (B) as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

     (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

         (X)(i) on or before the date of any payment by the Borrower under this Credit Agreement or Notes to such Lender, deliver to the Borrower and the Administrative Agent (A) two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

         (ii) deliver to the Borrower and the Administrative Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

         (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent; or

         (Y) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (i) represent to the Borrower (for the benefit of the Borrower and the Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (ii) agree to furnish to the Borrower on or before the date of any payment by the Borrower, with a copy to the Administrative Agent two (2) accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the Borrower and the Administrative Agent two (2) further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Administrative Agent for filing and completing such forms), and (iii) agree, to the extent legally entitled to do so, upon reasonable request by the Borrower, to provide to the Borrower (for the benefit of the Borrower and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Notes;

unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Each Person that shall become a Lender or a participant of a Lender pursuant to subsection 11.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, provided
                                                                    --------
that in the case of a participant of a Lender the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

  3.11   Indemnity.
         ---------

  The Borrower promises to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Credit Agreement,
(b) default by the Borrower in making any prepayment of a Eurodollar Loan after the Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. With respect to Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The covenants of the Borrower set forth in this Section 3.11 shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

  3.12   Pro Rata Treatment.
         ------------------

  Except to the extent otherwise provided herein:

  (a)  Loans.  Each Loan, each payment or prepayment of principal of any Loan
       -----
(other than Swingline Loans) or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Loans or reimbursement obligations arising from drawings under Letters of Credit, each payment of Commitment Fees, each payment of the Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Loan (other than Swingline Loans), shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans and Participation Interests.

  (b)  Advances.  No Lender shall be responsible for the failure or delay by any
       --------
other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to fulfill its
           --------  -------
obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its ratable share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by such Lender within the time period specified therefor hereunder, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the Federal Funds Rate for a period of two
(2) Business Days, and thereafter at the Base Rate, for the period until such Lender makes such amount immediately available to the Administrative Agent. If such Lender does not pay such amounts to the Administrative Agent forthwith upon demand, the Administrative Agent may notify the Borrower and request the Borrower to immediately pay such amount to the Administrative Agent with interest at the Base Rate. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

  3.13  Sharing of Payments.
        -------------------

  The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a participation in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan, LOC Obligations or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or the Administrative Agent to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.13 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this
Section 3.13 to share in the benefits of any recovery on such secured claim.

  3.14  Payments, Computations, Etc.
        ----------------------------

  (a) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Administrative Agent in Dollars in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at the Administrative Agent's office specified in Section 11.1 not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower maintained with the Administrative Agent (with notice to the Borrower). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Administrative Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall distribute such payment to the Lenders in such manner as the Administrative Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.12(a)). The Administrative Agent will distribute such payments to such Lenders, if any such payment is received prior to 12:00 Noon (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of the actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which (unless the Base Rate is determined by reference to the Federal Funds Rate) shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

    (b) Allocation of Payments After Event of Default. Notwithstanding any other
        ---------------------------------------------
provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Guaranteed Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

        FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

        SECOND, to payment of any fees owed to the Administrative Agent;

        THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Obligations owing to such Lender;

        FOURTH, to the payment of all accrued interest and fees on or in respect of the Obligations;

        FIFTH, to the payment of the outstanding principal amount of the Guaranteed

     Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

        SIXTH, to all other Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

        SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Obligations held by such Lender bears to the aggregate then outstanding Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.14(b).

  3.15  Evidence of Debt.
        ----------------

        (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

        (b) The Administrative Agent shall maintain the Register pursuant to
Section 11.3(c) hereof, and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from or for the account of the Borrower and each Lender's share thereof. The Administrative Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

        (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.15 (and, if consistent with the entries of the Administrative Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the
                  --------  -------
Administrative Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms hereof.

  3.16  Replacement of Lenders.
        ----------------------

  If any Lender requests compensation or indemnification from the Borrower under Sections 3.6, 3.9 or 3.10 hereof, the Borrower may, at its option, within fifteen (15) days after receipt by the Borrower of written demand from the affected Lender for payment of such compensation or indemnification, notify the Administrative Agent and such affected Lender of its intention to replace the affected Lender. So long as no Event of Default shall have occurred and be continuing, the Borrower may obtain, at the Borrower's expense, a replacement Lender for the affected Lender. If the Borrower obtains a replacement Lender within ninety (90) days following notice of its intention to do so, the affected Lender must sell and assign its Loans and any Revolving Commitment to such replacement Lender pursuant to Section 11.3(b) hereof (without giving effect to any requirement therein that the Administrative Agent consent thereto), for an amount equal to the principal balance of all Revolving Loans held by the affected Lender and all accrued interest and Fees with respect thereto through the date of such sale, provided that the Borrower shall have paid to such
                       --------
affected Lender the compensation or indemnification that it is entitled to receive under Sections 3.6, 3.9 or 3.10 hereof, through the date of such sale and assignment. Notwithstanding the foregoing, the Borrower shall not have the right to obtain a replacement Lender if the affected Lender rescinds its demand for such compensation or indemnification within fifteen (15) days following its receipt of the Borrower's notice of intention to replace such affected Lender. Additionally, if the Borrower gives a notice to the Administrative Agent and an affected Lender of its intention to replace such affected Lender and does not so replace such affected Lender within ninety (90) days thereafter, the Borrower's rights under this Section 3.16 shall terminate and the Borrower shall promptly pay all compensation or indemnification demanded by such affected Lender pursuant to Sections 3.6, 3.9 or 3.10 hereof.


                                   SECTION 4
                                    GUARANTY
                                    --------

  4.1  The Guarantee.
       -------------

  Each of the Guarantors hereby jointly and severally guarantees to each Lender, to each Affiliate of a Lender that enters into a Hedging Agreement and to the Administrative Agent as hereinafter provided the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

  Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

  4.2   Obligations Unconditional.
        -------------------------

  The obligations of the Guarantors under Section 4.1 hereof are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Hedging Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor of the Guaranteed Obligations for amounts paid under this Guaranty until such time as the Lenders (and any Affiliates of Lenders entering into Hedging Agreements) have been paid in full, all Commitments under the Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents or Hedging Agreements. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

         (i) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

         (ii) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be done or omitted;

         (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

         (iv) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or

         (v) any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

  4.3  Reinstatement.
       -------------

  The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such reasonable costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

  4.4  Certain Additional Waivers.
       --------------------------

  Without limiting the generality of the provisions of this Section 4, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. (S)(S) 26-7 through 26-9, inclusive. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Guaranteed Obligations, except through the exercise of the rights of subrogation pursuant to Section 4.2.

  4.5  Remedies.
       --------

  The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 9.2 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 9.2) for purposes of Section 4.1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of said
Section 4.1.

  4.6  Rights of Contribution.
       ----------------------

  The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below), each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the succeeding provisions of this Section 4.6), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below).
The payment obligation of any Guarantor to any Excess Funding Guarantor under this Section 4.6 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this
Section 4, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) "Excess Funding Guarantor" shall
                                               ------------------------
mean, in respect of any obligations arising under the other provisions of this
Section 4 (hereafter, the "Guarantied Obligations"), a Guarantor that has paid
                           ----------------------
an amount in excess of its Pro Rata Share of the Guarantied Obligations; (ii) "Excess Payment" shall mean, in respect of any Guarantied Obligations, the
 --------------
amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guarantied Obligations; and (iii) "Pro Rata Share", for the purposes of
                                        --------------
this Section 4.6, shall mean, for any Guarantor, the ratio (expressed as a percentage) of (a) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (b) the amount by which the aggregate present fair saleable value of all assets and other properties of the Borrower and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors, all as of the Closing Date (if any Guarantor becomes a party hereto subsequent to the Closing Date, then for the purposes of this
Section 4.6 such subsequent Guarantor shall be deemed to have been a Guarantor as of the Closing Date and the information pertaining to, and only pertaining to, such Guarantor as of the date such Guarantor became a Guarantor shall be deemed true as of the Closing Date).

  4.7  Continuing Guarantee.
       --------------------

  The guarantee in this Section 4 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.


                                   SECTION 5
                                   CONDITIONS
                                   ----------

  5.1  Conditions to Closing.
       ---------------------

  This Credit Agreement shall become effective, and the initial Extensions of Credit may be made, upon the satisfaction of the following conditions precedent:

       (a)  Execution of Credit Agreement and Credit Documents.  Receipt by the
            --------------------------------------------------
Administrative Agent of (i) multiple counterparts of this Credit Agreement, (ii) a Revolving Note for each Lender, and (iii) multiple counterparts of the Pledge Agreement, in each case executed by a duly authorized officer of each party thereto and in each case conforming to the requirements of this Credit Agreement.

       (b) Legal Opinions. Receipt of multiple counterparts of opinions of
           --------------
counsel for the Credit Parties relating to the Credit Documents and the transactions contemplated herein, in form and substance satisfactory to the Administrative Agent and the Required Lenders.

       (c) Financial Information. Receipt of financial information regarding the
           ---------------------
Borrower and its subsidiaries, as may be requested by, and in each case in form and substance satisfactory to the Administrative Agent and the Lenders.

       (d) Absence of Legal Proceedings.  The absence of any action, suit,
           ----------------------------
investigation or proceeding pending in any court or before any arbitrator or governmental instrumentality which could reasonably be expected to have a Material Adverse Effect.

       (e) Corporate Documents. Receipt of the following (or their equivalent)
           -------------------
for each of the Credit Parties:

           (i) Articles of Incorporation. Copies of the articles of
               -------------------------
     incorporation or charter documents certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

           (ii) Resolutions. Copies of resolutions of the Board of Directors
                -----------
     approving and adopting the respective Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

           (iii) Bylaws.  Copies of the bylaws certified by a secretary
                 ------
     or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

           (iv) Good Standing. Copies, where applicable, of certificates of good
                -------------
     standing, existence or its equivalent certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing would have a Material Adverse Effect.

           (v) Officer's Certificate. An officer's certificate for each of the
               ---------------------
     Credit Parties dated as of the Closing Date substantially in the form of
     Schedule 5.1(e)(v) with appropriate insertions and attachments.
     ------------------

     (f)  Fees.  Receipt of all fees, if any, owing pursuant to the Agents' Fee
          ----
Letter, Section 3.5 or otherwise.

     (g) Subsection 5.2 Conditions. The conditions specified in Section 5.2
         -------------------------
shall be satisfied.

     (h) Additional Matters. All other documents and legal matters in connection
         ------------------
with the transactions contemplated by this Credit Agreement shall be reasonably satisfactory in form and substance to the Agents and the Required Lenders.


     5.2  Conditions to All Extensions of Credit.
          --------------------------------------

     The obligation of each Lender to make any Extension of Credit hereunder (including the initial Extension of Credit to be made hereunder) is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

     (a) Representations and Warranties. The representations and warranties made
         ------------------------------
by the Credit Parties herein or in any other Credit Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date (except for those which expressly relate to an earlier date).

     (b) No Default or Event of Default. No Default or Event of Default shall
         ------------------------------
have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

     (c) Involuntary Bankruptcy or Insolvency. There shall not have been
         ------------------------------------
commenced against any of the Credit Parties an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and shall remain undismissed, undischarged or unbonded.

     (d) No Material Adverse Effect. No circumstances, events or conditions
         --------------------------
shall have occurred since the date of the audited financial statements referenced in Section 6.1 which would have a Material Adverse Effect.

     (e) Additional Conditions to Revolving Loans. If a Revolving Loan is made
         ----------------------------------------
pursuant to Section 2.1, all conditions set forth therein shall have been satisfied.

     (f) Additional Conditions to Letters of Credit. If such Extension of Credit
         ------------------------------------------
is made pursuant to Section 2.2, all conditions set forth therein shall have been satisfied.

     (g)  Additional Conditions to Swingline Loans.  If a Swingline Loan is made
          ----------------------------------------
pursuant to Section 2.3, all conditions set forth therein shall have been satisfied.

  Each request for Extension of Credit (including extensions and conversions) and each acceptance by the Borrower of an Extension of Credit (including extensions and conversions) shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a), (b), (c) and (d), and in (e), (f) or
(g) of this subsection have been satisfied.


                                   SECTION 6
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

  To induce the Lenders to enter into this Credit Agreement and to make Extensions of Credit herein provided for, each of the Credit Parties hereby represents and warrants to the Administrative Agent and to each Lender that:

  6.1 Financial Condition.
      -------------------

  Each of the financial statements described below (copies of which have heretofore been provided to the Administrative Agent for distribution to the Lenders), have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, are complete and correct in all material respects and present fairly the financial condition and results from operations of the entities and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments and the absence of footnotes:

         (i) audited consolidated balance sheets of the Borrower and its consolidated subsidiaries dated as of January 31, 1996, January 31, 1997 and January 31, 1998, together with related consolidated statements of income and cash flows certified by Deloitte & Touche LLP, certified public accountants; and

        (ii) company-prepared consolidated balance sheets of the Borrower and its consolidated subsidiaries dated as of April 30, 1998 and July 31, 1998, together with related consolidated statements of income and cash flows.

  6.2  No Changes or Restricted Payments.
       ---------------------------------

  Since the date of the audited financial statements referenced in Section 6.1(i), (a) there has been no circumstance, development or event relating to or affecting the members of the Consolidated Group which has had or would be reasonably expected to have a Material Adverse Effect, and (b) except as permitted herein, no Restricted Payments have been made or declared or are contemplated by any members of the Consolidated Group.

  6.3  Organization; Existence; Compliance with Law.
       --------------------------------------------

  Each of the members of the Consolidated Group (a) is duly organized, validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not, in the aggregate, have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

  6.4  Power; Authorization; Enforceable Obligations.
       ---------------------------------------------

  Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of Extensions of Credit or the making of the guaranties hereunder or with the execution, delivery or performance of any Credit Documents by the Credit Parties (other than those which have been obtained, such filings as are required by the SEC and to fulfill other reporting requirements with Governmental Authorities) or with the validity or enforceability of any Credit Document against the Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

  6.5  No Legal Bar.
       ------------

  The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the Extensions of Credit will not violate any Requirement of Law or any Contractual Obligation of any member of the Consolidated Group (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents. No member of the Consolidated Group is in default under or with respect to any of its Contractual Obligations in any respect which would reasonably be expected to have a Material Adverse Effect.

  6.6  No Material Litigation.
       ----------------------

  Except as set forth on Schedule 6.6, no claim, litigation, investigation or
                         ------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against, any members of the Consolidated Group or against any of their respective properties or revenues which (a) relate to the Credit Documents or any of the transactions contemplated hereby or thereby, or (b) if adversely determined, would reasonably be expected to have a Material Adverse Effect.

  6.7  No Default.
       ----------

  No Default or Event of Default has occurred and is continuing.

  6.8  Ownership of Property; Liens.
       ----------------------------

  Each of members of the Consolidated Group has good record and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien, except for Permitted Liens.

  6.9  Intellectual Property.
       ---------------------

  Each of the members of the Consolidated Group owns, or has the legal right to use, all United States trademarks, tradenames, copyrights, technology, know-how and processes, if any, necessary for each of them to conduct its business as currently conducted (the "Intellectual Property") except for those the failure
                          ---------------------
to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and the use of such Intellectual Property by the members of the Consolidated Group does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

  6.10  Taxes.
        -----

  Each of the members of the Consolidated Group has filed or caused to be filed all United States federal income tax returns and all other material tax returns which, to the best knowledge of the Credit Parties, are required to be filed and has paid (a) all taxes shown to be due and payable on said returns or (b) all taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not have a Material Adverse Effect or
(ii) taxes, fees or other charges the amount or validity of which are currently being contested and with respect to which reserves in conformity with GAAP have been provided on the books of such Person), and no tax Lien has been filed, and, to the best knowledge of the Credit Parties, no claim is being asserted, with respect to any such tax, fee or other charge.

  6.11  ERISA
        -----

  Except as would not reasonably be expected to have a Material Adverse Effect:

  (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Internal Revenue Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

  (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such plan.

  (c) No member of the Consolidated Group nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No member of the Consolidated Group nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any member of the Consolidated Group or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No member of the Consolidated Group nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

  (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Internal Revenue Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

  (e) No member of the Consolidated Group nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Internal Revenue Code apply has been administered in compliance in all material respects of such sections.

  6.12  Governmental Regulations, Etc.
        -----------------------------

  (a) No part of the proceeds of the Extensions of Credit hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No indebtedness being reduced or retired out of the proceeds of the Extensions of Credit hereunder was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of

Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meanings of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrower and its Subsidiaries. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or X.

  (b) None of the members of the Consolidated Group is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, none of the members of the Consolidated Group is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

  (c) Each of the members of the Consolidated Group has obtained all material licenses, permits, franchises or other governmental authorizations necessary to the ownership of its respective Property and to the conduct of its business.

  (d) None of the members of the Consolidated Group is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or any other jurisdiction, or of any agency thereof (including without limitation, environmental laws and regulations), which violation could reasonably be expected to have a Material Adverse Effect.

  (e) Each of the members of the Consolidated Group is current with all material reports and documents, if any, required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.

  6.13  Subsidiaries.
        ------------

  Set forth on Schedule 6.13 are all the Subsidiaries of the Borrower at the
               -------------
Closing Date, the jurisdiction of their incorporation and the direct or indirect ownership interest of the Borrower therein.

  6.14  Purpose of Extensions of Credit.
        -------------------------------

  The Extensions of Credit will be used to refinance existing Indebtedness and to finance working capital, capital expenditures and other lawful corporate purposes.

  6.15   Environmental Matters.
         ---------------------

  Except as would not reasonably be expected to have a Material Adverse Effect:

  (a) Each of the facilities and properties owned, leased or operated by the members of the Consolidated Group (the "Subject Properties") and all
                                        ------------------
operations at the Subject Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Subject Properties or the businesses operated by the members of the Consolidated Group (the "Businesses"), and, to the best knowledge of
                             ----------
any Credit Party, there are no conditions relating to the Businesses or Subject Properties that could give rise to liability under any applicable Environmental Laws.

  (b) To the best knowledge of any Credit Party, none of the Subject Properties contains, or has previously contained, any Materials of Environmental Concern at, on or under the Subject Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

  (c) None of the members of the Consolidated Group has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Subject Properties or the Businesses, nor does any member of the Consolidated Group have knowledge or reason to believe that any such notice will be received or is being threatened.

  (d) Materials of Environmental Concern have not been transported or disposed of from the Subject Properties, or generated, treated, stored or disposed of at, on or under any of the Subject Properties or any other location, in each case by or on behalf any members of the Consolidated Group in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law.

  (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of any Credit Party, threatened, under any Environmental Law to which any member of the Consolidated Group is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any member of the Consolidated Group, the Subject Properties or the Businesses.

  (f) There has been no release or, threat of release of Materials of Environmental Concern at or from the Subject Properties, or arising from or related to the operations

(including, without limitation, disposal) of any member of the Consolidated Group in connection with the Subject Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

  6.16  Year 2000 Compliance.
        --------------------

  The Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the
 -----------------
Borrower or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and
(iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"),
                                                         -------------------
except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.


                                   SECTION 7
                             AFFIRMATIVE COVENANTS
                             ---------------------

  Each of the Credit Parties covenants and agrees that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Obligations remain outstanding and all amounts owing hereunder or in connection herewith have been paid in full, each of the members of the Consolidated Group party hereto shall:

  7.1  Financial Statements.
       --------------------

  Furnish, or cause to be furnished, to the Administrative Agent and the
Lenders:

  (a)  Audited Financial Statements.  As soon as available, but in any event
       ----------------------------
within 90 days after the end of each fiscal year, an audited consolidated balance sheet of the Borrower and its subsidiaries as of the end of the fiscal year and the related consolidated statements of income, retained earnings, shareholders' equity and cash flows for the year, audited by independent certified public accountants of nationally recognized standing, setting forth in each case in comparative form the figures for the previous year, reported without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification.

  (b)  Company-Prepared Financial Statements.  As soon as available, but in any
       -------------------------------------
event within 45 days after the end of each of the first three fiscal quarters, a company-prepared consolidated balance sheet of the Borrower and its subsidiaries as of the end of the quarter and related company-prepared consolidated statements of income, retained earnings, shareholders' equity and cash flows for such quarterly period and for the fiscal year to date;


in each case setting forth in comparative form the consolidated figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable, in each case subject to normal recurring year-end audit adjustments.

All such financial statements shall be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments and the absence of footnotes) and shall be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change in the application of accounting principles as provided in Section 1.3.

  7.2  Certificates; Other Information.
       -------------------------------

  Furnish, or cause to be furnished, to the Administrative Agent and the
Lenders:

  (a)  Accountant's Certificate and Reports.  Concurrently with the delivery of
       ------------------------------------
the financial statements referred to in subsection 7.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate.

  (b)  Officer's Compliance Certificate.  Concurrently with the delivery of the
       --------------------------------
financial statements referred to in Sections 7.1(a) and 7.1(b) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge and belief, (i) the financial statements fairly present in all material respects the financial condition of the parties covered by such financial statements, (ii) during such period the members of the Consolidated Group have observed or performed in all material respects the covenants and other agreements hereunder and under the other Credit Documents relating to them, and satisfied in all material respects the conditions, contained in this Credit Agreement to be observed, performed or satisfied by them, and (iii) such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate. Such certificate shall include the calculations required to indicate compliance with
Section 7.9. A form of Officer's Certificate is attached as Schedule 7.2(b).
                                                            ---------------

  (c)  Accountants' Reports.  Promptly upon receipt, a copy of any final (as
       --------------------
distinguished from a preliminary or discussion draft) "management letter" or other similar report submitted by independent accountants or financial consultants to the members of the Consolidated Group in connection with any annual, interim or special audit.

  (d) Public Information. Within thirty days after the same are sent, copies of
      ------------------
all reports (other than those otherwise provided pursuant to subsection 7.1) and other financial information which any member of the Consolidated Group sends to its public stockholders, and within thirty days after the same are filed, copies of all financial statements and non-confidential reports which any member of the Consolidated Group may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority.

  (e)  Other Information.  Promptly, such additional financial and other
       -----------------
information as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

  7.3  Notices.
       -------

  Give notice to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

  (a)  Defaults.  Immediately (and in any event within two (2) Business Days)
       --------
after any Credit Party knows or has reason to know thereof, the occurrence of any Default or Event of Default.

  (b)  Contractual Obligations. Promptly, the occurrence of any default or
       -----------------------
event of default under any Contractual Obligation of any member of the Consolidated Group which would reasonably be expected to have a Material Adverse Effect.

  (c)  Legal Proceedings.  Promptly, any litigation, or any investigation or
       -----------------
proceeding (including without limitation, any environmental proceeding) known to any member of the Consolidated Group, or any material development in respect thereof, affecting any member of the Consolidated Group which, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

  (d)  ERISA.  Promptly, after any Responsible Officer of the Borrower knows or
       -----
has reason to know of (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against any of their ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the members of the Consolidated Group or any ERISA Affiliate are required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Internal Revenue Code with respect; or (iv) any change in the funding status of any Plan that reasonably could be expected to have a Material Adverse Effect; together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the members of the Consolidated Group shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Internal Revenue Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

  (e)  Other.  Promptly, any other development or event which a Responsible
       -----
Officer of the Borrower determines could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the relevant Credit Parties propose to take with respect thereto.

  7.4  Payment of Obligations.
       ----------------------

  Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with prudent business practice (subject, where applicable, to specified grace periods) all material obligations of each member of the Consolidated Group of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Consolidated Group, as the case may be.

  7.5  Conduct of Business and Maintenance of Existence.
       ------------------------------------------------

  Continue to engage in business of the same general type as now conducted by it on the date hereof and similar or related businesses with, and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law applicable to it except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

  7.6  Maintenance of Property; Insurance.
       ----------------------------------

  Keep all material property useful and necessary in its business in reasonably good working order and condition (ordinary wear and tear excepted); maintain with financially sound and reputable insurance companies casualty, liability and such other insurance (which may include plans of self-insurance) with such coverage and deductibles, and in such amounts as may be consistent with prudent business practice and in any event consistent with normal industry practice (except to any greater extent as may be required by the terms of any of the other Credit Documents); and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

  7.7  Inspection of Property; Books and Records; Discussions.
       ------------------------------------------------------

  Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Administrative Agent, the Administrative Agent to visit and inspect any of its properties and examine and make abstracts (including photocopies) from any of its books and records (other than materials protected by the attorney-client privilege and materials which the Credit Parties may not disclose without violation of a confidentiality obligation binding upon them) at any reasonable time, and to discuss the business, operations, properties and financial and other condition of the members of the Consolidated Group with officers and employees of the members of the Consolidated Group and with their independent certified public accountants. The cost of the inspection referred to in the preceding sentence shall be for the account of the Lenders unless an Event of Default has occurred and is continuing, in which case the cost of such inspection shall be for the account of the Credit Parties.

  7.8  Environmental Laws.
       ------------------

  (a) Comply in all material respects with, and take reasonable actions to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and take reasonable actions to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect;

  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the failure to do or the pendency of such proceedings would not reasonably be expected to have a Material Adverse Effect; and

  (c) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the members of the Consolidated Group or the Subject Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Loans and all other amounts payable hereunder, and termination of the Commitments.

  7.9  Financial Covenants.
       -------------------

  Comply with the following financial covenants:

  (a)  Consolidated Leverage Ratio.  As of the end of each fiscal quarter, the
       ---------------------------
Consolidated Leverage Ratio shall not be greater than 3.0:1.0.

  (b)  Consolidated Fixed Charge Coverage Ratio.  As of the end of each fiscal
       ----------------------------------------
quarter, the Consolidated Fixed Charge Coverage Ratio shall not be less than 1.75:1.0.

  (c) Consolidated Tangible Net Worth. Consolidated Tangible Net Worth shall at
      -------------------------------
no time be less than the sum of $230,000,000 plus on the last day of each
                                             ----
fiscal quarter to occur after the Closing Date, 50% of Consolidated Net
Income for the fiscal quarter then ended, such increases to be cumulative, plus 100% of the net proceeds from Equity Transactions occurring after the
----
Closing Date.

  (d) Consolidated Funded Debt to Capitalization Ratio. Consolidated Funded Debt
      ------------------------------------------------
to Capitalization Ratio shall at no time be greater than 0.50:1.0.

  (e) Capital Expenditures. The aggregate amount of Capital Expenditures for the
      --------------------
Consolidated Group will not exceed in any fiscal year an amount equal to the amount shown below:

         (i) In the event the Borrower shall have completed by October 31, 1999, an issuance of convertible Subordinated Debt of at least $100 million in principal amount or an issuance of equity of at least $50 million in gross proceeds:

                Fiscal Year Ending
                ------------------

                January 31, 2000                        $65,000,000
                January 31, 2001 and                    $72,000,000
                  each fiscal year thereafter

        (ii) Otherwise, for the fiscal year ending January 31, 2000 and each fiscal year thereafter, $25,000,000 or such greater amount as may be agreed in writing by the Required Lenders.

  7.10  Administrative Fees.
        -------------------

  Pay to the Administrative Agent the Administrative Agent's Fees and comply with the other agreements provided for in the Administrative Agent's Fee Letter.

  7.11  Additional Guaranties and Stock Pledges.
        ---------------------------------------

  (a)  Domestic Subsidiaries.  Where Domestic Subsidiaries of the Borrower which
       ---------------------
are not Credit Parties hereunder (the "Non-Guarantor Subsidiaries") shall
                                       --------------------------
at any time constitute more than (the "Threshold Requirement"):
                                       ---------------------

        (i) in any instance for any such Non-Guarantor Subsidiary, five percent (5%) of consolidated assets for the Consolidated Group or five percent (5%) of consolidated revenues for the Consolidated Group, or

        (ii) in the aggregate for all such Non-Guarantor Subsidiaries, ten percent (10%) of consolidated assets for the Consolidated Group or ten percent (10%) of consolidated revenues for the Consolidated Group, then the Borrower shall promptly (but in any event within thirty (30) days) (i) notify the Administrative Agent thereof, (ii) cause such Domestic Subsidiary or Subsidiaries to become a Guarantor by execution of a Joinder Agreement, such that immediately after joinder as a Guarantor, the remaining Non-Guarantor Subsidiaries shall not in any instance, or collectively, exceed the Threshold Requirement, (iii) deliver with the Joinder Agreement, supporting resolutions, incumbency certificates, corporate formation and organizational documentation and opinions of counsel as the Administrative Agent may reasonably request, and
(iv) deliver stock certificates and related pledge agreements or pledge joinder agreements evidencing the pledge of 100% of the Voting Stock of all Domestic Subsidiaries (whether or not they are Guarantors), together in each case with undated stock transfer powers executed in blank.

  (b) Foreign Subsidiaries. At any time any Person becomes a Foreign Subsidiary,
      --------------------
the Company will promptly (but in any event within thirty (30) days) (i) notify the Administrative Agent thereof, (ii) cause delivery of supporting resolutions, incumbency certificates, corporation formation and organizational documentation and opinions of counsel as the Administrative Agent may reasonably request, and
(iii) cause delivery of stock certificates (where required for perfection under local law) and a related pledge agreement or pledge joinder agreement evidencing the pledge of 66% of the Voting Stock and 100% of the non-Voting Stock of such Foreign Subsidiary, together in each case with undated stock transfer powers executed in blank.

  7.12  Ownership of Subsidiaries.
        -------------------------

  Except to the extent otherwise permitted in Section 8.6, the Borrower shall, directly or indirectly, own at all times 100% of the Voting Stock of each of its Subsidiaries.

  7.13  Use of Proceeds.
        ---------------

  Extensions of Credit will be used solely for the purposes provided in Section 6.14.

  7.14  Year 2000 Compatibility.
        -----------------------

     Take all action necessary to assure that its computer based systems are able to operate and effectively process data including dates on and after January 1, 2000, and, at the reasonable request of the Administrative Agent or the Required Lenders, provide evidence to the Lenders of such year 2000 compatibility.


                                   SECTION 8
                               NEGATIVE COVENANTS

     Each of the Credit Parties covenants and agrees that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Obligations remain outstanding and all amounts owing hereunder or in connection herewith, have been paid in full, no member of the Consolidated Group shall:

     8.1  Indebtedness.
          ------------

     Contract, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness arising or existing under this Credit Agreement and the other Credit Documents;

          (b) Indebtedness set forth in Schedule 8.1, and renewals, refinancings
                                        ------------
     and extensions thereof on terms and conditions no less favorable than for such existing Indebtedness;

          (c) purchase money Indebtedness (including Capital Lease Obligations and term debt obligations) extended by General Electric Capital Corporation or any of its Affiliates in an aggregate outstanding principal amount not to exceed $30,000,000 at any time;

          (d) purchase money Indebtedness (including Capital Lease Obligations and mortgage obligations) incurred to provide all or a portion of the purchase price or costs of construction of an asset or, in the case of a sale/leaseback transaction as described in Section 8.10, to finance the value of an asset owned by a member of the Consolidated Group, provided
                                                                    --------
     that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset or, in the case of a sale/leaseback transaction, the fair market value of such asset, (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, and (iii) the total amount of all such Indebtedness shall not exceed $20,000,000 at any time outstanding;

          (e) Indebtedness and obligations owing under interest rate protection agreements relating to the Obligations hereunder and under interest rate, commodities and foreign currency exchange protection agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes;

          (f) unsecured intercompany Indebtedness owing by a member of the Consolidated Group to another member of the Consolidated Group (subject, however, to the limitations of Section 8.4 in the case of the member of the Consolidated Group extending the intercompany loan, advance or credit);

          (g) other senior unsecured Indebtedness of the Borrower of up to $5,000,000 in the aggregate at any time outstanding;

          (h) Support Obligations of Indebtedness permitted under this Section 8.1; and

          (i) Subordinated Debt of the Borrower, provided that, on a Pro Forma Basis, the incurrence of such Subordinated Debt shall not result in a Default or Event of Default.

     8.2  Liens.
          -----

     Contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

     8.3  Consolidation, Merger, Sale or Purchase of Assets, etc.
          ------------------------------------------------------

          (a) Enter into a transaction of merger or consolidation, unless (A) if
                                                                   ------
the Borrower is a party thereto, the Borrower shall be the surviving corporation, (B) in any other case, the surviving corporation shall be a Guarantor or the surviving corporation shall be Domestic Subsidiary and such Domestic Subsidiary shall become a Guarantor hereunder as an Additional Credit Party pursuant to Section 7.11 concurrently therewith, (C) no Default or Event of Default shall exist either immediately prior to or immediately after giving effect thereto and (D) in the case of a transaction of merger or consolidation with any Person which is not a Consolidated Party, the provisions of subsection
(c) of this Section 8.3 shall be complied with

          (b) Sell, lease, transfer or otherwise dispose of assets, property and/or operations (including any sale-leaseback transaction, but excluding the sale of inventory in the ordinary course of business), other than to another Credit Party, which

               (i) in any instance (including any series of related transactions) shall constitute more than five percent (5%) of Consolidated Assets at the end of the immediately preceding fiscal year or five percent (5%) of Consolidated EBITDA for the immediately preceding fiscal year, or

               (ii) in the aggregate in any fiscal year shall constitute more than ten percent (10%) of Consolidated Assets at the end of the immediately preceding fiscal year or ten percent (10%) Consolidated EBITDA for the immediately preceding fiscal year, and

               (iii) no Default or Event of Default would exist after giving effect thereto on a Pro Forma Basis.

          (c) Acquire all or any portion of the capital stock or other ownership interest in any Person which is not a Subsidiary or all or any substantial portion of the assets, property and/or operations of a Person which is not a Subsidiary, unless
            ------

               (i) in the case of an acquisition of capital stock or other ownership interest and after giving effect thereto such Person will not be a Subsidiary, then such acquisition will not cause a violation of Section 8.4;

               (ii) in the case of an acquisition of capital stock or other ownership interest and after giving effect thereto such Person will be a Subsidiary, or in the case of an acquisition of assets, property and/or operations, then

                    (A) the total cash consideration paid in connection with any such acquisition (or series of related transactions) shall not exceed in any instance $25 million (including Indebtedness assumed and the fair value of assets transferred by the Borrower in connection therewith);

                    (B) the total cash consideration paid in connection with all such acquisitions shall not exceed in any fiscal year $50 million (including Indebtedness assumed and the fair value of assets transferred by the Borrower in connection therewith) plus, for fiscal
                                                               ----
          years occurring after the current fiscal year, the unused portions from the immediately preceding fiscal year (without giving effect to any carry-over amounts from prior years);

                    (C) the Board of Directors of the Person which is the subject of the acquisition shall have approved the acquisition; and

                    (D) no Default or Event of Default would exist after giving effect thereto on a Pro Forma Basis.

          (d) In the case of the Borrower and any Subsidiary which is not wholly-owned, liquidate, wind-up or dissolve, whether voluntarily or involuntarily (or suffer to permit any such liquidation or dissolution).

          (e) Alter the character of their business in any material respect from that conducted as of the Closing Date and similar or related businesses.

     8.4  Advances, Investments and Loans.
          -------------------------------

     Lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or otherwise make an Investment in, any Person except for Permitted Investments.

     8.5  Transactions with Affiliates.
          ----------------------------

     Enter into or permit to exist any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than (i) transactions permitted by Section 8.1,
Section 8.3(b), Section 8.4 or Section 8.9, (ii) customary fees and expenses paid to directors, (iii) transactions pursuant to agreements existing as of the Closing Date and set forth on Schedule 8.5 hereto and (iv) where such
                              ------------
transactions are on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate.

     8.6  Ownership of Equity Interests.
          -----------------------------

     Issue, sell, transfer, pledge or otherwise dispose of any partnership interests, shares of capital stock or other equity or ownership interests ("Equity Interests") in any member of the Consolidated Group other than the
  ----------------
Borrower, except (i) issuance, sale or transfer of Equity Interests to a Credit Party by a Subsidiary of such Credit Party, (ii) in connection with a transaction permitted by Section 8.3, and (iii) as needed to qualify directors under applicable law.

     8.7  Fiscal Year.
          -----------

     Change its fiscal year from a January 31 fiscal year end.

     8.8  Prepayments of Indebtedness, etc.
          ---------------------------------

     (a) After the issuance thereof, amend or modify (or permit the amendment or modification of), the terms of any other Indebtedness in a manner adverse to the interests of the Lenders (including specifically shortening any maturity or average life to maturity or requiring any payment sooner than previously scheduled or increasing the interest rate or fees applicable thereto);

     (b) Make any prepayment, redemption, defeasance or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange, any Funded Debt (other than intercompany Indebtedness permitted hereunder), other than (i) regularly scheduled payments of principal and interest on such Funded Debt and (ii) so long as no Default or Event of Default would exist after giving effect thereto on a Pro Forma Basis, prepayments, redemptions, defeasances and acquisitions for value which shall not exceed $5 million in the aggregate during the term of this Credit Agreement.

     8.9  Restricted Payments.
          -------------------

     Make or permit any Restricted Payments, unless and to the extent that no Default or Event of Default shall exist immediately prior or after giving effect thereto on a Pro Forma Basis.

     8.10 Sale Leasebacks.
          ---------------

     Except as permitted pursuant to Sections 8.1(c) and 8.1(d) hereof, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (whether real or personal or mixed), whether now owned or hereafter acquired, (i) which such Person has sold or transferred or is to sell or transfer to any other Person other than a Credit Party or (ii) which such Person intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Person to any other Person in connection with such lease.

     8.11 Limitations on Restricted Actions.
          ---------------------------------

     Directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its capital stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, (e) grant a lien on its properties or assets whether now owned or hereafter acquired or (f) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents or (ii) applicable law.

     8.12 No Further Negative Pledges.
          ---------------------------

     Except with respect to prohibitions against other encumbrances on specific Property encumbered to secure payment of particular Indebtedness (which Indebtedness relates solely to such specific Property, and improvements and accretions thereto, and is otherwise permitted hereby), no member of the Consolidated Group will enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.


                                   SECTION 9
                               EVENTS OF DEFAULT
                               -----------------

     9.1  Events of Default.
          -----------------

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                           ----------------

     (a)  Payment.  Any Credit Party shall
          -------

          (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

          (ii) default, and such defaults shall continue for three (3) or more Business Days, in the payment when due of any interest on the Loans or any interest on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

     (b) Representations.  Any representation, warranty or statement made or
         ---------------
deemed to be made herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made; or

     (c)  Covenants.
          ---------

              (i) Default in the due performance or observance of any term, covenant or agreement contained in Section 7.3(a), 7.9, 7.11, 7.13, 8.1, 8.2, 8.3 or 8.6 through 8.12, inclusive, or

              (ii) Default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections
    (a), (b) or (c)(i) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

     (d) Other Credit Documents.  (i) Any Credit Party shall default in the due
         ----------------------
performance or observance of any material term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any), or (ii) except as to the Credit Party which is dissolved, released or merged or consolidated out of existence as the result of or in connection with a dissolution, merger or disposition permitted by Section 8.3(a), Section 8.3(b) or Section 8.3(c), any Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders any material part of the Liens, rights, powers and privileges purported to be created thereby; or

     (e) Guaranties.  Except as to the Credit Party which is dissolved, released
         ----------
or merged or consolidated out of existence as the result of or in connection with a dissolution, merger or disposition permitted by Section 8.3(a), Section 8.3(b) or Section 8.3(c), the guaranty given by any Guarantor hereunder or any material provision thereof shall cease to be in full force and effect, or any Guarantor hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

     (f) Bankruptcy, etc.  Any Bankruptcy Event shall occur with respect to any
         ---------------
member of the Consolidated Group; or

     (g) Defaults under Other Agreements.
         -------------------------------

              (i) Any member of the Consolidated Group shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any contract or lease material to the Consolidated Group, taken as a whole; or

              (ii) With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of $2,500,000 in the aggregate for the Consolidated Group taken as a whole, (A) (1) any member of the Consolidated Group shall default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

     (h) Judgments.  Any member of the Consolidated Group shall fail within 30
         ---------
days of the date due and payable to pay, bond or otherwise discharge any judgment, settlement or order for the payment of money which judgment, settlement or order, when aggregated with all other such judgments, settlements or orders due and unpaid at such time, exceeds $2,500,000, and which is not stayed on appeal (or for which no motion for stay is pending) or is not otherwise being executed; or

     (i) ERISA.  Any of the following events or conditions, if such event or
         -----
condition could reasonably be expected to have a Material Adverse Effect: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of a member of the Consolidated Group or any ERISA Affiliate in favor of the PBGC or a Plan; (2) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) a member of the Consolidated Group or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency of (within the meaning of Section 4245 of ERISA) such Plan; or (4) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code) or breach of fiduciary responsibility shall occur which may subject a member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Internal Revenue Code, or under any agreement or other instrument pursuant to which a member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

     (j) Ownership.  There shall occur a Change of Control.
         ---------

     9.2  Acceleration; Remedies.
          ----------------------

     Upon the occurrence of an Event of Default, and at any time thereafter, the Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions:

              (i) Termination of Commitments.  Declare the Commitments
                  --------------------------
    terminated whereupon the Commitments shall be immediately terminated.

              (ii) Acceleration.  Declare the unpaid principal of and any
                   ------------
    accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Credit Parties to the Administrative Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each of the Credit Parties.

              (iii) Cash Collateral.  Direct the Borrower to pay (and the
                    ---------------
    Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), it will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

              (iv) Enforcement of Rights.  Enforce any and all rights and
                   ---------------------
    interests created and existing under the Credit Documents and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Administrative Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without presentment, demand, protest or the giving of any notice or other action by the Administrative Agent or the Lenders, all of which are hereby waived by the Credit Parties.


                                   SECTION 10
                               AGENCY PROVISIONS
                               -----------------

     10.1 Appointment.
          -----------

     Each Lender hereby designates and appoints NationsBank, N.A. as administrative agent (in such capacity, the "Administrative Agent") of such
                                             --------------------
Lender to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Administrative Agent as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Each Lenders further directs and authorizes the Administrative Agent to execute releases (or similar agreements) to give effect to the provisions of this Credit Agreement and the other Credit Documents, including specifically, without limitation, the provisions of Section 8.3 hereof. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Administrative Agent. The provisions of this Section are solely for the benefit of the Administrative Agent and the Lenders and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Administrative Agent shall act solely as Administrative Agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Party or any of their respective Affiliates.

     10.2 Delegation of Duties.
          --------------------

     The Administrative Agent may execute any of its duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     10.3 Exculpatory Provisions.
          ----------------------

     The Administrative Agent and its officers, directors, employees, agents, attorneys-in-fact or affiliates shall not be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Administrative Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of any Credit Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower or any Credit Party in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Credit Parties to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or the use of the Letters of Credit or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Credit Parties or any of their respective Affiliates.

     10.4 Reliance on Communications.
          --------------------------

     The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Administrative Agent with reasonable care). The Administrative Agent may deem and treat the Lenders as the owners of their respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent in accordance with Section 11.3(b) hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

     10.5 Notice of Default.
          -----------------

     The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Credit Party referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

     10.6 Non-Reliance on Administrative Agent and Other Lenders.
          ------------------------------------------------------

     Each Lender expressly acknowledges that each of the Administrative Agent and its officers, directors, employees, Administrative Agents, attorneys-in-fact or affiliates has not made any representations or warranties to it and that no act by the Administrative Agent or any affiliate thereof hereinafter taken, including any review of the affairs of any Credit Party or any of their respective Affiliates, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower, the other Credit Parties or their respective Affiliates and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower, the other Credit Parties and their respective Affiliates. Except for notices, reports and other documents expressly required to be furnished to the

Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrower, the other Credit Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent or any of its officers, directors, employees, Administrative Agents, attorneys-in-fact or affiliates.

     10.7 Indemnification.
          ---------------

     The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Participation Interests of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the final payment of all of the obligations of the Borrower hereunder and under the other Credit Documents) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of
                      --------
any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     10.8 Administrative Agent in its Individual Capacity.
          -----------------------------------------------

     The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, its Subsidiaries or their respective Affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to the Loans made by and all obligations of the Borrower hereunder and under the other Credit Documents, the Administrative Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the

Administrative Agent in its individual capacity.

     10.9 Successor Administrative Agent.
          ------------------------------

     The Administrative Agent may, at any time, resign upon 30 days' written notice to the Lenders, and may be removed, upon show of cause, by the Required Lenders upon 30 days' written notice to the Administrative Agent. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the notice of resignation or notice of removal, as appropriate, then the retiring Administrative Agent shall select a successor Administrative Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Credit Agreement.


                                   SECTION 11
                                 MISCELLANEOUS
                                 -------------

     11.1 Notices.
          -------

     Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower, Guarantors and the Administrative Agent, set forth below, and, in the case of the Lenders, set forth on Schedule
                                                                      --------
11.1, or at such other address as such party may specify by written notice to
----
the other parties hereto:

     if to the Borrower or the Guarantors:

               Just For Feet, Inc.

               7400 Cahaba Valley Road
               Birmingham, Alabama  35242
               Attn:  Eric Tyra
               Telephone:  (205) 408-3351
               Telecopy:  (205) 408-3170

          with a copy to:

               Smith, Gambrell & Russell, LLP
               Suite 3100, Promenade II
               1230 Peachtree Street, N.E.
               Atlanta, Georgia  30309-3592
               Attn:  Arthur Jay Schwartz
               Telephone:  404-815-3632
               Telecopy:  404-685-6932

          if to the Administrative Agent:

               NationsBank, N.A.
               101 N. Tryon Street
               Independence Center, 15th Floor
               NC1-001-15-04
               Charlotte, North Carolina  28255
               Attn:  Angela Berry
                      Agency Services
               Telephone:  (704) 386-8958
               Telecopy:   (704) 388-9436

          with a copy to:

               NationsBank, N.A.
               Suite 100 N
               One Perimeter Park South
               Birmingham, Alabama  35243
               Attn:  Alan Schweer
               Telephone:  (205) 970-6015
               Telecopy:   (205) 970-6176

     11.2 Right of Set-Off.
          ----------------

     In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party against obligations and liabilities of such Person to such Lender hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether such Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. Any Person purchasing a participation in the Loans and Commitments hereunder pursuant to
Section 3.13 or Section 11.3(d) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

     11.3 Benefit of Agreement.
          --------------------

     (a) Generally.  This Credit Agreement shall be binding upon and inure to
         ---------
the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign or
                    --------
transfer any of its interests without prior written consent of the Lenders; provided further that the rights of each Lender to transfer, assign or grant
-------- -------
participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 11.3, provided however that nothing herein shall
                                --------
prevent or prohibit any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or (ii) granting assignments or selling participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any Affiliate or Subsidiary of such Lender.

     (b) Assignments.  Each Lender may assign all or a portion of its rights and
         -----------
obligations hereunder (including, without limitation, all or a portion of its Commitments or its Loans), pursuant to an assignment agreement substantially in the form of Schedule 11.3(b), to (i) a Lender, (ii) an affiliate of a Lender or
            ----------------
(iii) any other Person (other than the Borrower or an Affiliate of the Borrower) reasonably acceptable to the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower (the consent of the Borrower shall not be unreasonably withheld or delayed and such consent shall be deemed given if the Borrower does not notify the assigning Lender and the Administrative Agent of any objection within two Business Days after the Borrower has been provided notice of the proposed assignment by the assigning Lender or the Administrative Agent); provided that (i) any such assignment
                                     --------
(other than any assignment to an existing Lender) shall be in a minimum aggregate amount of $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) of the Commitments and in integral multiples of $1,000,000 above such amount and (ii) each such assignment shall be of a constant, not varying, percentage of all such Lender's rights and obligations under this Credit Agreement. Any assignment hereunder shall be effective upon delivery to the Administrative Agent of written notice of the assignment, together with (except in the case of an assignment to an affiliate of the assigning Lender) a transfer fee of $3,500 payable to the Administrative Agent for its own account, from and after the later of (i) the effective date specified in the applicable assignment agreement and (ii) the date of recording of such assignment in the Register pursuant to the terms of subsection (c) below. The assigning Lender will give prompt notice to the Administrative Agent and the Borrower of any such assignment. Upon the effectiveness of any such assignment (and after notice to, and (to the extent required pursuant to the terms hereof), with the consent of, the Borrower as provided herein), the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. Along such lines the Borrower agrees that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof). By executing and delivering an assignment agreement in accordance with this Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or any of their respective Affiliates or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

     (c) Maintenance of Register.  The Administrative Agent shall maintain at
         -----------------------
one of its offices in Charlotte, North Carolina a copy of each Lender assignment agreement delivered to it in accordance with the terms of subsection (b) above and a register for the recordation of the identity of the principal amount, type and Interest Period of each Loan outstanding hereunder, the names, addresses and the Commitments of the Lenders pursuant to the terms hereof from time to time (the "Register"). The Administrative Agent will make reasonable efforts to
      --------
maintain the accuracy of the Register and to promptly update the Register from time to time, as necessary. The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and each Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) Participations.  Each Lender may sell, transfer, grant or assign
         --------------
participations in all or a portion of such Lender's rights, obligations or rights and obligations hereunder (including all or a portion of its Commitments or its Loans); provided that (i) such selling Lender shall remain a "Lender" for
               --------
all purposes under this Credit Agreement (such selling Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Lender hereunder, (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement or the other Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or Fees in respect of any Loans in which the participant is participating, (B) postpone the date fixed for any payment of principal (including extension of the Termination Date or the date of any mandatory prepayment), interest or Fees in which the participant is participating, (C) except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.3, release the Borrower or substantially all of the Guarantors from its or their obligations under the Credit Documents, or (D) except as the result of or in connection with a disposition permitted under Section 8.3(b), release all or substantially all of the collateral, and (iii) sub-participations by the participant (except to an affiliate, parent company or affiliate of a parent company of the participant) shall be prohibited. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided, however, that such participant shall be entitled to receive
--------
additional amounts under Sections 3.6, 3.9, 3.10, 3.11 and 11.2 on the same basis as if it were a Lender.

     11.4 No Waiver; Remedies Cumulative.
          ------------------------------

     No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Administrative Agent or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Borrower or any other Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

     11.5 Payment of Expenses, etc.
          ------------------------

     The Borrower agrees to: (i) pay all reasonable out-of-pocket costs and expenses (A) of the Administrative Agent in connection with the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, special counsel to the Administrative Agent) and any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement and (B) of the Administrative Agent and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Administrative Agent and each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (A) any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding or (B) the presence or Release of any Materials of Environmental Concern at, under or from any Property owned, operated or leased by the Borrower or any of its Subsidiaries, or the failure by the Borrower or any of its Subsidiaries to comply with any Environmental Law (but excluding, in the case of either of clause (A) or (B) above, any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified).

     11.6 Amendments, Waivers and Consents.
          --------------------------------

     Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:
          --------  -------

     (a) without the consent of each Lender affected thereby, neither this Credit Agreement nor any of the other Credit Documents may be amended to

               (i) extend the final maturity of any Loan or the time of payment of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

               (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any increase in interest rates after the occurrence of an Event of Default or on account of a failure to deliver financial statements on a timely basis) thereon or Fees hereunder,

               (iii) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

               (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

               (v) except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.3, release the Borrower or substantially all of the Guarantors from its or their obligations under the Credit Documents,

               (vi) except as the result of or in connection with a disposition permitted under Section 8.3(b), release all or substantially all of the collateral,

               (vii) amend, modify or waive any provision of this Section 11.6 or Section 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 9.1(a),
          11.2, 11.3, 11.5 or 11.9,

               (viii) modify any percentage specified in, or otherwise amend, the definition of Required Lenders, or

               (ix) consent to the assignment or transfer by the Borrower (or another Credit Party) of any of its rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

     (b) without the consent of the Administrative Agent, no provision of
     Section 10 may be amended;

     (c) without the consent of the Issuing Lender, no provision of Section 2.2 may be amended.

     Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

     11.7      Counterparts.
               ------------

     This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

     11.8      Headings.
               --------

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

     11.9      Survival.
               --------

     All indemnities set forth herein, including, without limitation, in Section 2.2(i), 3.9, 3.11, 10.7 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Credit Parties herein shall survive delivery of the Notes and the making of the Loans hereunder.

     11.10      Governing Law; Submission to Jurisdiction; Venue.
                ------------------------------------------------

     (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

     (b) Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE BORROWER AND THE OTHER CREDIT PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     11.11      Severability.
                ------------

     If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     11.12      Entirety.
                --------

     This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

     11.13      Binding Effect; Termination.
                ---------------------------

     (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Borrower, the Guarantors and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and assigns.

     (b) The term of this Credit Agreement shall commence on the effective date pursuant to subsection (a) above and shall continue until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding and until all of the Commitments hereunder shall have expired or been terminated.

     11.14      Confidentiality.
                ---------------

     The Administrative Agent and the Lenders agree to keep confidential (and to cause their respective affiliates, officers, directors, employees, agents and representatives to keep confidential) all information, materials and documents furnished to the Administrative Agent or any such Lender by or on behalf of any Credit Party (whether before or after the Closing Date) which relates to the Borrower or any of its Subsidiaries (the "Information"). Notwithstanding the
                                          -----------
foregoing, the Administrative Agent and each Lender shall be permitted to disclose Information (i) to its affiliates, officers, directors, employees, Administrative Agents and representatives in connection with its participation in any of the transactions evidenced by this Credit Agreement or any other Credit Documents or the administration of this Credit Agreement or any other Credit Documents; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any Governmental Authority; (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Credit Agreement or any agreement entered into pursuant to clause (iv) below, (B) becomes available to the Administrative Agent or such Lender on a non-confidential basis from a source other than a Credit Party or (C) was available to the Administrative Agent or such Lender on a non-confidential basis prior to its disclosure to the Administrative Agent or such Lender by a Credit Party; (iv) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first specifically agrees in a writing furnished to and for the benefit of the Credit Parties to be bound by the terms of this Section 11.14; or (v) to the extent that the Borrower shall have consented in writing to such disclosure. Nothing set forth in this Section
11.14 shall obligate the Administrative Agent or any Lender to return any materials furnished by the Credit Parties.

     11.15      Source of Funds.
                ---------------

     Each of the Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

     (a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

     (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

     (c) to the extent that any part of such funds constitutes assets of an insurance company's general account, such insurance company has complied with all of the requirements of the regulations issued under Section 401(c)(1)(A) of ERISA; or

     (d) such funds constitute assets of one or more specific benefit plans which such Lender has identified in writing to the Borrower.

As used in this Section 11.15, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

     11.16      Conflict.
                --------

     To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                       JUST FOR FEET, INC.,
--------
                             a Delaware corporation

                             By:
                             Name:  Eric L. Tyra
                             Title: Chief Financial Officer

GUARANTORS:                  SNEAKER STADIUM, INC.,
----------
                             a Delaware corporation

                             By:
                             Name:  Eric L. Tyra
                             Title: Vice President

                             SNKR HOLDING CORP.,
                             a Delaware corporation

                             By:
                             Name:  Eric L. Tyra
                             Title: Vice President

                             PREMIUM SPORTS, INC.,
                             a Florida corporation

                             By:
                             Name:  Eric L. Tyra
                             Title: Vice President

                             ATHLETIC ATTIC PROPERTIES, INC.,
                             a Florida corporation

                             By:
                             Name:  Eric L. Tyra
                             Title: Vice President

                             ATHLETIC ATTIC MARKETING, INC.,
                             a Florida corporation

                             By:
                             Name:  Eric L. Tyra
                             Title: Vice President

                             ATHLETIC ATTIC RETAIL COMPANY,
                             a Florida corporation

                             By:
                             Name:  Eric L. Tyra
                             Title: Vice President

                             JUST FOR FEET OF TEXAS, INC.
                             an Alabama corporation

                             By:
                             Name:  Eric L. Tyra
                             Title: Vice President

                             JUST FOR FEET OF NEVADA, INC.
                             a Nevada corporation

                             By:
                             Name:  Eric L. Tyra
                             Title: Vice President

                             IMPERIAL ACQUISITION CORPORATION,
                             a Michigan corporation

                             By:
                             Name:  Eric L. Tyra
                             Title: Vice President

                             JUST FOR FEET SPECIALTY STORES, INC.
                             a Michigan corporation

                             By:
                             Name:  Eric L. Tyra
                             Title: Vice President

LENDERS:                     NATIONSBANK, N.A.,
-------                      individually in its capacity as a
                             Lender and in its capacity as Administrative Agent

                             By:
                             Name:
                             Title:

                             SUNTRUST BANK, ATLANTA

                             By:
                             Name:
                             Title:

                             COMPASS BANK

                             By:
                             Name:
                             Title:

                             AMSOUTH BANK

                             By:
                             Name:
                             Title:

                             BANCO POPULAR DE PUERTO RICO

                             By:
                             Name:
                             Title:

                             MICHIGAN NATIONAL BANK

                             By:
                             Name:
                             Title:

                             FIRST AMERICAN NATIONAL BANK

                             By:
                             Name:
                             Title:

                             FIRST UNION NATIONAL BANK

                             By:
                             Name:
                             Title:

                             MARINE MIDLAND BANK

                             By:
                             Name:
                             Title:

                             SOUTHTRUST BANK, N.A.

                             By:
                             Name:
                             Title:

                                      110